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                                                                    EXHIBIT 10.3

                              EMPLOYMENT AGREEMENT

     This Employment Agreement ("Agreement") is entered into and effective as of March 26, 2007 ("Effective Date") by and between COMMERCE ENERGY GROUP, INC., a Delaware corporation, on behalf of itself and any and all of its subsidiaries (together, the "Company"), and ERIK A. LOPEZ, SR. ("Executive").

                                    RECITALS

     A. The Company is in the business of providing a range of diversified energy services (the "Business").

     B. The Company wishes to employ Executive to serve as its Senior Vice President and General Counsel ("General Counsel").

     C. Executive wishes to be employed by the Company and to serve in such capacity under the terms and conditions below.

     NOW, THEREFORE, the parties agree as follows:

     1. POSITION AND DUTIES.

          (a) From March 26, 2007 ("Commencement Date"), through the termination of this Agreement in accordance with its terms, Company will employ Executive to serve as its General Counsel, reporting to Company's Chief Executive Officer ("CEO"). As General Counsel, Executive will be responsible for all compliance, legal reporting and legal affairs of the Company, and will perform such other duties and responsibilities customarily expected to be performed by the chief legal officer of a publicly reporting commercial business entity, and as are reasonably required and/or as may be prescribed by the CEO or the Company's Board of Directors ("Board") from time to time.

          (b) The location of Executive's employment will be the Company's headquarters offices in Orange County, California, but Executive from time to time may be required to travel to other geographic locations in connection with the performance of his duties.

     2. STANDARDS OF PERFORMANCE. Executive will at all times faithfully, industriously and to the best of his ability, experience and talents perform all of the duties required of and from him pursuant to the terms of this Agreement. Executive will devote his full business energies and abilities and all of his business time to the performance of his duties hereunder and will not, without the Company's prior written consent, render to others any service of any kind (whether or not for compensation) that, in the Company's sole but reasonable judgment, would or might interfere with the full performance of his duties hereunder. Notwithstanding the foregoing, Executive is permitted to spend reasonable amounts of time to manage his personal financial and legal affairs and, with the Company's consent which will not be unreasonably withheld, to serve on civic, not-for-profit, charitable, or industry boards and advisory committees, provided that such activities, individually and collectively, do not materially interfere with the performance of Executive's duties hereunder. In no event will Executive engage in any activities that could

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reasonably create a conflict of interest or the appearance of a conflict of interest, or that violate his duties to the Company under the rules of professional conduct applicable to attorneys licensed to practice law in California. Executive shall be subject to the Company's policies, procedures and approval practices, as generally in effect from time to time.

     3. TERM. Executive will be employed for no specific term and until terminated pursuant to the terms of this Agreement. Except as otherwise provided in the Agreement, the Company and Executive shall each have a right to terminate this Agreement upon sixty (60) days written notice.

     4. COMPENSATION, BENEFITS AND POLICIES.

          (a) Base Salary. As an annual base salary ("Base Salary") for all services rendered pursuant to this Agreement, Executive will be paid an initial Base Salary in the gross amount of Two Hundred Sixty-Five Thousand Dollars ($265,000) calculated on an annualized basis, less necessary withholdings and authorized deductions, and payable pursuant to the Company's regular payroll practices at the time. The Base Salary is first subject to review within the first three months after the end of the fiscal year ending July 31, 2007 ("fiscal 2007") and, thereafter, subject to periodic review not less frequently than annually within the first three months after the end of the next successive fiscal year, and to increase (but not decrease) as approved by the Compensation Committee of the Board (the "Compensation Committee"), or, if the Board desires to approve increases to the Base Salary, the Board, in the sole discretion of the Compensation Committee or the Board, as applicable.

          (b) Incentive Bonus Eligibility. Beginning with fiscal 2007 and for each year thereafter during the term of this Agreement, Executive shall be eligible to participate in the Commerce Energy Group, Inc. Bonus Program adopted by the Board on January 25, 2007, as such Program may be amended from time to time (the "Bonus Program") or in a successor plan and in other incentive bonus plans generally available to the other executive officers of the Company. Executive shall be designated as an "Executive Team" member for purposes of the Bonus Program and the Potential Bonus Percentages referenced in the Bonus Program for a particular fiscal year applicable to "Participants within the Executive Team (other than the CEO)" shall apply to the Executive. Executive's objectives and measurements and weight values for fiscal 2007 for purposes of the Bonus Program shall be created by the Compensation Committee of the Board on or prior to April 30, 2007.

          (c) Stock Options.

               (i) Term Option. As promptly as practicable during the first open trading window period that occurs on or after the Commencement Date (the "Grant Date"), the Company shall grant to Executive a non-qualified stock option (the "Term Option") to purchase 45,000 shares of common stock, par value $0.001 per share, of the Company (the "Common Stock"). The Term Option shall become exercisable as follows: 15,000 shares shall become vested and fully exercisable on each of the first, second and third anniversaries of the Commencement Date. The exercise price per share shall be the Fair Market Value (as defined in Commerce Energy Group, Inc. 2006 Stock Incentive Plan) of the Common Stock on the Grant Date.


                                      -2-

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               (ii) Option Agreements Controlling. The Term Option shall be evidenced by a stock option agreement in substantially the same form as attached hereto as Exhibit A. If a conflict arises between this Agreement and any such option agreement, the option agreement will govern.

          (d) Restricted Stock Award. On the Grant Date, the Company shall grant to Executive a stock bonus award in the form of restricted stock representing 60,000 shares of Common Stock (the "Restricted Shares"). Such Restricted Shares shall be subject to forfeiture, and shall vest as follows: (i) 20,000 of the Restricted Shares shall vest as of the first anniversary of the Commencement Date; (ii) 20,000 of the Restricted Shares shall vest as of the second anniversary of the Commencement Date; and (iii) 20,000 of the restricted shares shall vest as of the third anniversary of the Commencement Date. Executive must be employed as of the applicable anniversary of the Commencement Date for the portion of the Restricted Shares to vest as of that date. The restricted stock grant shall be evidenced by a restricted stock agreement in the form attached hereto as Exhibit B. If a conflict arises between this Agreement and the restricted stock agreement, the restricted stock agreement will govern.

          (e) Vacation Time Off and Benefits. Executive will accrue paid time off for vacation at the rate of three (3) weeks for each year of employment. Except for emergencies or other unanticipated events, the days selected for Executive's vacation must be mutually agreeable to the Company and to Executive. Executive will accrue paid time off for illness pursuant to the Company's regular policies. In addition, Executive is entitled to participate in any plans regarding benefits of employment, including pension, profit sharing, group health, disability insurance and other employee welfare benefit plans now existing or hereafter established to the extent that Executive is eligible under the terms of such plans and if the other executive officers of the Company generally are eligible to participate in such plan. The Company may, in its sole discretion and from time to time, establish additional senior management benefit plans as it deems them appropriate. Executive understands that any such plans may be modified or eliminated in the Company's sole discretion in accordance with applicable law.

          (f) Reimbursement of Business Expenses. The Company will promptly reimburse to Executive his reasonable, customary and documented out-of-pocket business expenses, including cellular telephone expenses, in connection with the performance of his duties under this Agreement, and in accordance with the policies and procedures established by the Company.

          (g) Sarbanes-Oxley Act Loan Prohibition. To the extent that any Company benefit, program, practice, arrangement or this Agreement would or might otherwise result in Executive's receipt of an illegal loan (the "Loan"), the Company shall use commercially reasonable efforts to provide Executive with a substitute for the Loan that is lawful and of at least equal value to Executive. If this cannot be done, or if doing so would be significantly more expensive to the Company than making the Loan, the Company need not make the Loan to Executive or provide him a substitute for it.


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     5. TERMINATION OF EMPLOYMENT.

          (a) By Company Without Cause. The Company may terminate Executive's employment without Cause (as defined in this Agreement) effective on sixty (60) days' written notice. In such event and subject to the other provisions of this Agreement, Executive will be entitled to:

               (i) continued coverage under the Company's benefit plans through the termination date;

               (ii) payment of all earned but unpaid compensation (including accrued unpaid vacation) through the effective date of termination, payable on or before the termination date;

               (iii) reimbursement of any monies advanced or incurred by Executive in connection with his Employment for reasonable and necessary Company-related business expenses incurred on or before the termination date;

               (iv) payment of the equivalent of the Base Salary Executive would have earned over the next 12 months (less required withholdings and authorized deductions) at his then current Base Salary rate, with 50% of said amount payable in a lump sum on the first business day after six (6) months from the termination date and the remaining 50% payable in six (6) equal monthly installments starting on the first business day after seven
     (7) months from the termination date (the "Severance Payment");

               (v) at Executive's option, reimbursement of insurance premiums payable to continue his group health coverage pursuant to the provisions of COBRA for the first twelve (12) months following the termination date; and

               (vi) The number of outstanding unvested stock options and restricted stock previously granted to Executive that would have vested over the twelve (12) month period after such termination as if Executive remained employed by the Company shall vest upon such termination ("Accelerated Vesting").

Executive shall not receive the payments and benefits under subsections
(iv)-(vi), above, unless he signs the severance agreement and general release document attached as Exhibit C. In addition, if Executive accepts other employment within twelve (12) months of the termination date, the Company's obligation to pay any unpaid portion of the Severance Payment and premiums for continuation of group health insurance coverage will be extinguished as of the date the employment offer is accepted by Executive.

          (b) By Company With Cause. The Company may terminate Executive's employment at any time and without prior notice, written or otherwise, for Cause. As used in this Agreement, "Cause" shall mean any of the following conduct by Executive: (i) material breach of this Agreement, or of a Company policy or of a law, rule or regulation applicable to the Company or its operations; (ii) demonstrated and material neglect of duties, or failure or refusal to perform the material duties of his position following written notice from the Board and a reasonable opportunity to cure of not less than twenty (20) days, or the failure to follow a


                                      -4-

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reasonable and lawful instruction of the Board following written notice from the
Board and an opportunity to cure of at least ten (10) days, unless, in either case, the Board reasonably determines that notice and the opportunity to cure would be impractical or futile; (iii) misconduct that is serious in nature, self-dealing, fraud or similar conduct related to Executive's employment with the Company; (iv) having been convicted of (or entered a plea of nolo contendere) with respect to (A) a felony; or (B) a crime involving fraud, dishonesty or moral turpitude; or (v) having engaged in intentional misconduct as an employee of the Company, which misconduct or violation results in material damage to the Company or its reputation and continues after written notice thereof specifying the particular events or conditions which constitute the alleged misconduct or violation and the specific cure requested by the Company and a reasonable opportunity to cure (at least twenty (20) days), if such misconduct is susceptible to cure by Executive. In the event of termination for Cause, Executive will be entitled only to payment of any earned but unpaid compensation (Base Salary and accrued but unpaid vacation) through the termination date, which for purposes of this subparagraph (b) will be the date on which the notice is given. The Company will have no further obligation to pay any compensation of any kind (including without limitation any bonus or portion of a bonus that otherwise may have become due and payable to Executive with respect to the year in which such termination date occurs), or severance payment of any kind nor to make any payment in lieu of notice; provided that the foregoing shall not affect the Company's obligations under Section 12 of this Agreement and that certain Indemnification Agreement dated the date hereof between the Company and Executive.

          (c) Incapacity or Death.

               (i) If Executive becomes unable, due to physical or mental illness or injury, to perform the essential duties of his position with or without reasonable accommodation for more than twelve (12) weeks in any twelve (12) month period during this Agreement ("Incapacity"), the Company has the right to terminate Executive's employment on fifteen (15) days' written notice. In the event of termination for Incapacity, Executive will be entitled to receive: (A) payment of all earned but unpaid compensation through the effective date of termination, as specified in the notice, and
     (B) whatever benefits to which he may be entitled pursuant to the Company's benefit plans; and

               (ii) Executive's employment pursuant to this Agreement shall be immediately terminated without notice by the Company upon the death of the Executive. If Executive should die while actively employed pursuant to this Agreement, the Company will pay to his estate or designated beneficiaries within sixty (60) days: (A) payment of all earned but unpaid compensation through the date of Executive's death, and (B) whatever benefits to which he or his estate may be entitled pursuant to the Company's benefit plans.

          (d) Resignation for Good Reason. Executive may terminate this Agreement for Good Reason (as defined in this Agreement) by giving written notice of such termination, which termination will become effective on the 30th day following receipt. As used in this Agreement, "Good Reason" shall mean any one of the following, provided that with respect to (A) and (B) herein, the Company has failed to cure the occurrence within twenty (20) days of receiving written notice from Executive specifying the event or condition constituting the Good Reason and the specific reasonable cure requested by Executive: (A) reduction in Executive's


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salary or participation in benefits, except as part of a general change in compensation plans or benefits for all similarly situated executives; (B) any failure by the Company to comply with a material provision of this Agreement (other than an event described in clause (A) herein); or (C) within 180 days after a Change in Control (as defined in this Agreement). In the event of resignation for Good Reason, Executive will be entitled to the benefits set forth in subsection (a), above, for a termination by the Company without Cause, on the same conditions that apply to those benefits, specifically including, but not limited to, the signing of the severance agreement and general release document, attached as Exhibit C.

               As used in this Agreement, a "Change in Control" shall mean any of the following events:

               (i) the acquisition by any person (as such term is defined in Section 13(c) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), other than (i) a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company or
     (ii) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities of such entity (an "Affiliate"), of any securities of the Company, immediately after which such Person has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 50% of (i) the outstanding shares of Common Stock or (ii) the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors;

               (ii) the Company is a party to a merger or consolidation with a person other than an Affiliate which results in the holders of voting securities of the Company outstanding immediately before such merger or consolidation failing to continue to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation; or

               (iii) all or substantially all of the assets of the Company are, in any transaction or series of transactions, sold or otherwise disposed of (other than to an Affiliate);

     provided, however, that in no event shall a "Change in Control" be deemed to have occurred for purposes of this Agreement solely (i) because the Company engages in an internal reorganization, which may include a transfer of assets to, or a merger or consolidation with, one or more Affiliates, or
     (ii) as a result of any transaction or series of transactions that has been approved by the Board.

          (e) Resignation for other than Good Reason. In the event that the Executive resigns for other than Good Reason as defined above in subsection (d), above, (i) Executive will be entitled only to payment of any earned but unpaid compensation (Base Salary and accrued but unpaid vacation) through the termination date and (ii) the Company will have no further obligation to pay any compensation of any kind (including without limitation any bonus or portion of a bonus that otherwise may have become due and payable to Executive with respect to the year in which such termination date occurs), or severance payment of any kind; provided that


                                      -6-

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the foregoing shall not affect the Company's obligations under Section 12 of this Agreement and that certain Indemnification Agreement dated the date hereof between the Company and Executive.

          (f) Reaffirmation of Confidentiality Promises. As a further condition of Executive receiving the Severance Payment and other benefits under subsections (a)(iv)-vi), above, Executive must specifically reaffirm the provisions of Section 6 below.

          (g) IRC Section 409A. Notwithstanding anything herein to the contrary, to the extent that either party determines in good faith that any payment pursuant to this Section 5 provides for a "deferral of compensation" under
Section 409A of the Internal Revenue Code, as amended ("Section 409A"), the parties will discuss in good faith and thereafter will amend the provisions of this Agreement to preserve the original intent of the Agreement to the extent possible without violating the provisions of Section 409A. If final Treasury Regulations promulgated under Section 409A permit Executive to receive the Severance Payment set forth in Section 5(a)(iv) hereof without delaying payment until six months following termination of Executive's employment, the parties agree to amend the Agreement (and to make a corresponding amendment to the severance agreement and general release attached hereto as Exhibit C) to eliminate the six month delay and provide Executive with 12 months of Base Salary continuation commencing on the first business day after Executive signs the severance agreement and general release attached as Exhibit C and subject to the other conditions in Section 5(a) hereof.

     6. PROPRIETARY INFORMATION OBLIGATIONS.

          (a) Proprietary Information and Confidentiality. Both before and during the term of Executive's employment, Executive will have access to and become acquainted with Company confidential and proprietary information (together "Proprietary Information"), including but not limited to information or plans concerning the Company's legal strategies, including the prosecution and defense of litigation; customer relationships; personnel; sales, marketing and financial operations and methods; trade secrets, formulae, devices; secret inventions; processes; and other compilations of information, records and specifications. Executive will not disclose any of the Proprietary Information directly or indirectly, or use it in any way, either during the term of this Agreement or at any time thereafter, except as reasonably required or specifically requested in the course of his employment with the Company or as authorized in writing by the Company. Notwithstanding, Proprietary Information does not include information that is otherwise publicly known or available, provided it has not become public as a result of a breach of this Agreement or any other agreement to keep it confidential. It is not a breach of this Agreement for Executive to disclose Proprietary Information pursuant to a valid order of a court or other governmental or legal body. All legal papers, files, records, documents, computer-recorded or electronic information, drawings, specifications, equipment, and similar items relating to Company business, whether prepared by Executive or otherwise coming into his possession, will remain the Company's exclusive property and will not be removed from Company premises under any circumstances whatsoever without the Company's prior written consent, except when, and only for the period, necessary to carry out Executive's duties hereunder, and if removed, will be immediately returned to the Company on termination of employment, and Executive will keep no copies thereof.


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          (b) Inventions Agreement and Assignment.

               (i) Executive hereby agrees to disclose promptly to the Company (or any persons designated by it) all developments, designs, creations, improvements, original works of authorship, formulas, processes, know-how, techniques and/or inventions, hereinafter referred to collectively as "Inventions") (i) which are made or conceived or reduced to practice by Executive, either alone or jointly with others, in performing his duties during the period of Executive's employment by the Company, that relate to or are useful in the present or future business of the Company; or (ii) which result from tasks assigned to Executive by the Company, or from Executive's use of the premises or other resources owned, leased or contracted by the Company.

               (ii) Executive agrees that all such Inventions which the Company in its discretion determines to be related to or useful in its business or its research or development, or which result from work performed by Executive for the Company, will be the sole and exclusive property of the Company and its assigns, and the Company and its assigns will have the right to use and/or to apply for patents, copyrights or other statutory or common law protections for such Inventions in any and all countries. Executive further agrees to assist the Company in every reasonable way (but at the Company's expense) to obtain and from time to time enforce patents, copyrights and other statutory or common law protections for such Inventions in any and all countries. To that end, Executive will execute all documents for use in applying for and obtaining such patents, copyrights and other statutory or common law protections therefor and enforcing the same, as the Company may desire, together with any assignments thereof to the Company or to persons or entities designated by the Company. Should the Company be unable to secure Executive's signature on any document necessary to apply for, prosecute, obtain or enforce any patent, copyright or other right or protection relating to any Invention, whether due to his mental or physical incapacity or any other cause, Executive hereby irrevocably designates and appoints the Company and each of its duly authorized officers and agents as Executive's agent and attorney-in-fact, to act for and in his behalf and stead, to execute and file any such document, and to do all other lawfully permitted acts to further the prosecution, issuance and enforcement of patents, copyrights or other rights or protections with the same force and effect as if executed and delivered by Executive. Executive's obligations under this subsection will continue beyond the termination of Executive's employment with the Company, but the Company will compensate Executive at a reasonable rate after such termination for time actually spent by Executive at the Company's request in providing such assistance.

               (iii) Executive hereby acknowledges that all original works of authorship which are made by Executive (solely or jointly with others) within the scope of Executive's employment which are protectable by copyright are "works for hire," as that term is defined in the United States Copyright Act (17 USCA, Section 101).

               (iv) Any provision in this Agreement requiring Executive to assign Executive's rights in any Invention to the Company will not apply to any invention that is exempt under the provisions of California Labor Code
     Section 2870, which provides:

          "(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either: (1) relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or (2) result from any work performed by the employee for the employer. (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."

          (c) Non-Solicitation, Non-Interference. While employed by the Company, and for twelve months thereafter, Executive agrees not to (i) solicit, attempt to solicit or accept business from, either directly or indirectly, any vendor, customer, client or supplier of the Company (including affiliates) which has or could reasonably be expected to have a material adverse effect on such vendor's, customer's, client's or supplier's relationship with the Company; or (ii) induce or attempt to induce any then existing employee or contractor to leave their employment with or service to the Company (including affiliates), or to employ or seek to employ any such person who was employed by or a consultant to the Company during the preceding three (3) months, provided that the latter restriction shall not apply with respect to any person involuntarily terminated by the Company, provided further that this exception shall not release any such person from his/her obligations to the Company (including affiliates).

          (d) Non-competition, No Adverse Representation. Executive agrees that during the term of employment, and for the period of time equal to the months of pay constituting the Severance Payment thereafter, he will not, without the Company's prior written consent, directly or indirectly, be employed by, be connected with, lend his name to or have an interest of any kind in, whether as an employee, consultant, officer, director, partner, stockholder, joint venturer, or otherwise, any person or entity owning, managing, controlling, operating, or otherwise participating or assisting in a Restricted Business. For purposes of this Agreement, Restricted Business is defined as electric retail aggregation. Executive's agreement not to engage in any Restricted Business covers (i) during his employment by the Company, any location and (ii) after Executive's employment has ended, any county in which the Company is conducting or specifically planning to conduct business or producing, marketing, distributing or selling any of its products or services; provided, however, that the foregoing is not intended to prevent Executive from being a stockholder of less than one percent of the issued and outstanding securities of a corporation which has a class of securities publicly traded on an exchange or in the over-the-counter market. In addition, Executive shall not accept any subsequent employment as an attorney for any person, firm or entity that is adverse to the Company, as this term is used in the rules of professional conduct governing attorneys licensed to practice in California, unless the Company has consented to such employment in advance.

          (e) Remedies for Breach. Executive acknowledges that any breach by Executive of this Section 6 would cause the Company irreparable injury and damage for which monetary damages are inadequate. Accordingly, in the event of a breach or a threatened breach of this Section 6, the Company will be entitled to seek an injunction restraining such breach. Nothing contained herein will be construed as prohibiting the Company from pursuing any other remedy available to the Company for such breach or such threatened breach. Executive has carefully read and considered these restrictions and agrees they are fair and reasonable restrictions on Executive and are reasonably required for the protection of the interests of the Company and its attorney-client privileged information. Executive agrees not to circumvent the spirit of these restrictions by attempting to accomplish indirectly what Executive is otherwise restricted from doing directly.

          (f) Return of Materials. In the event of termination of Executive's employment for any reason, Executive will promptly deliver to the Company all Company equipment (including, without limitation, any cellular phones, beeper/pagers, computer hardware and software, fax machines and other tools of the trade) and all originals and copies of all documents, including without limitation, all books, customer lists, forms, documents supplied by customers, records, product lists, writings, manuals, reports, financial documents and other documents or property in Executive's possession or control, which relate to the Company's business in any way whatsoever, and in particular to customers of the Company, or which may be considered to constitute or contain Confidential Information as defined herein, and Executive will neither retain, reproduce, nor distribute copies thereof (other than copies of Executive's rolodex or similar address and telephone directories).

     7. INTERPRETATION, GOVERNING LAW AND EXCLUSIVE FORUM. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California (excluding any that mandate the use of another jurisdiction's laws). Any arbitration (unless otherwise mutually agreed), litigation or similar proceeding with respect to such matters only may be brought within California, and all parties to this Agreement consent to California's jurisdiction.

     8. ENTIRE AGREEMENT. Except for Executive's Stock Option and Restricted Stock Agreements and his Indemnification Agreement (the form of each agreement as set forth as an exhibit to this Agreement), all oral or written agreements or representations, express or implied, with respect to the subject matter of this Agreement are set forth in this Agreement.

     9. SEVERABILITY. In the event that one or more of the provisions contained in this Agreement are held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such holding shall not impair the validity, legality or enforceability of the remaining provisions herein.

     10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, Executive and his estate, but Executive may not assign or pledge this Agreement or any rights arising under it, except to the extent permitted under the terms of the benefit plans in which he participates. The Company may not assign this Agreement to any affiliate or successor without Executive's prior written consent.

     11. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be given by hand delivery, facsimile, telecopy, overnight courier


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

service, or by United States certified or registered mail, return receipt requested. Each such notice, request, demand or other communication shall be effective (i) if delivered by hand or by overnight courier service, when delivered at the address specified in this Section 11; (ii) if given by facsimile or telecopy, when such facsimile or telecopy is transmitted to the facsimile or telecopy number specified in this Section 11 and confirmation is received if during normal business hours on a business day, otherwise, on the next business day; and (iii) if given by certified or registered mail, three days after the mailing thereof. Notices shall be addressed to the parties as follows (or at such other address or fax number as either party may from time to time specify in writing by giving notice as provided herein):

     If to the Company: Commerce Energy Group, Inc.
                        600 Anton Boulevard
                        Suite 2000
                        Costa Mesa, California 92626
                        Attn: Chief Executive Officer
                        Fax No. (714) 481-6567

     If to Executive:   Mr. Erik A. Lopez, Sr.
                        600 Anton Boulevard
                        Suite 2000
                        Costa Mesa, California 92626
                        Fax No: (714) 481-6589

     12. INDEMNIFICATION AND INSURANCE. The Company will indemnify Executive to the fullest extent permitted by the laws of the State of Delaware, as more fully described in the Indemnification Agreement dated March 26, 2007, the form of which is attached hereto as Exhibit D. While employed by the Company, and thereafter to the extent provided to the Company's other senior executives, the Company shall, at its cost, provide insurance coverage to Executive at least to the same extent as the other senior executives of the Company with respect to
(a) officers and directors liability, (b) errors and omissions and (c) general liability. The foregoing rights conferred upon Executive shall not be exclusive of any other right which Executive may have or hereafter may acquire under any statute, provision of the certificate of incorporation or bylaws of the Company, agreement, vote of the stockholders or directors or otherwise.

     13. DISPUTE RESOLUTION. The parties hereto agree that all disputes, claims or controversies between them and between Executive and any of the Company's affiliated entities and the successor of all such entities, and any director, shareholder or employee of the Company or its affiliated entities who agrees to the dispute resolution procedures in this Section 13, including any dispute, claim or controversy arising from or otherwise in connection with this Agreement and/or Executive's employment with the Company, will be resolved as follows:

          (a) Prior to initiating any other proceeding, the complaining party will provide the other party with a written statement of the claim identifying any supporting witnesses or documents and the requested relief. The responding party shall within forty-five (45) days furnish a statement of the relief, if any, that it is willing to provide, and identify supporting witnesses or documents.

          (b) If the matter is not resolved by the exchange of statements of claim and statements of response as provided herein, the parties shall submit the dispute to non-binding mediation, the cost of the mediator to be paid by the Company, before a mediator and/or service to be jointly selected by the parties. Each party will bear its own attorney's fees and witness fees.

          (c) If the parties cannot agree on a mediator and/or if the matter is not otherwise resolved by mediation, any controversy or claim arising out of or relating to this Agreement or breach thereof shall be settled by final and binding arbitration in the county in which Executive last worked, or elsewhere as mutually agreed by the parties, by a single arbitrator pursuant to the Employment Dispute Rules of Judicial Arbitration and Mediation Services, Inc. ("JAMS"), or such other service as the parties may mutually agree upon. The parties may conduct discovery to the extent permitted in a court of law; the arbitrator will render an award together with a written opinion indicating the bases for such opinion; and the arbitrator will have full authority to award all remedies that would be available in court. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Each party shall bear his/its own attorney's fees and costs, unless the claim is based on a statute that provides otherwise. The Company will pay the arbitrator's fees and any administrative expenses of the arbitration service.

          (d) EXECUTIVE AND THE COMPANY AGREE THAT THIS ARBITRATION PROCEDURE WILL BE THE EXCLUSIVE MEANS OF REDRESS FOR ANY DISPUTES BETWEEN THEM, INCLUDING ANY RELATING TO OR ARISING FROM EXECUTIVE'S EMPLOYMENT WITH THE COMPANY OR TERMINATION THEREFROM, DISPUTES OVER ALLEGEDLY UNPAID WAGES, BREACH OF CONTRACT OR TORT, VIOLATION OF PUBLIC POLICY, RIGHTS PROVIDED BY FEDERAL, STATE OR LOCAL STATUTES, REGULATIONS, ORDINANCES, AND COMMON LAW, LAWS THAT PROHIBIT DISCRIMINATION BASED ON ANY PROTECTED CLASSIFICATION, AND ANY OTHER STATUTES OR LAWS RELATING TO EXECUTIVE'S RELATIONSHIP WITH THE COMPANY. THE FOREGOING NOTWITHSTANDING, CLAIMS FOR WORKERS' COMPENSATION BENEFITS OR UNEMPLOYMENT INSURANCE, OR ANY OTHER CLAIMS WHERE MANDATORY ARBITRATION IS PROHIBITED BY LAW, ARE NOT COVERED BY THIS ARBITRATION PROVISION. THE PARTIES EXPRESSLY WAIVE THE RIGHT TO A JURY TRIAL, AND AGREE THAT THE ARBITRATOR'S AWARD SHALL BE FINAL AND BINDING ON BOTH PARTIES. THIS ARBITRATION PROVISION IS TO BE CONSTRUED AS BROADLY AS IS PERMISSIBLE UNDER APPLICABLE LAW.

     14. REPRESENTATIONS. Each person executing this Agreement hereby represents and warrants on behalf of himself and of the entity/individual on whose behalf he is executing the Agreement that he is authorized to represent and bind the entity/individual on whose behalf he is executing the Agreement. Executive specifically represents and warrants to the Company that: he is not now under any contractual or other obligations that are inconsistent or in conflict with this Agreement or that would prevent, limit or impair Executive's performance of his obligations under this Agreement.

     15. AMENDMENTS AND WAIVERS. No provisions of this Agreement may be modified, waived, or discharged except by a written document signed by Executive and a duly authorized Company officer. Thus, for example, promotions, commendations, and/or bonuses shall not, by themselves, modify, amend or extend this Agreement. A waiver of any conditions or provisions of this Agreement in a given instance shall not be deemed a waiver of such conditions or provisions at any other time.

     16. GOLDEN PARACHUTE LIMITATION. Executive agrees that the payments and benefits under this Agreement, and all other contracts, arrangements or programs that apply to him, shall not, in the aggregate, exceed the maximum amount that may be paid to Executive without triggering golden parachute penalties under
Section 280G and related provisions of the Internal Revenue Code, as determined in good faith by the Company's independent auditors. If any benefits must be cut back to avoid triggering such penalties, Executive's benefits shall be cut back in the priority order reasonably designated by the Company. If an amount in excess of the limits set forth in this Section 16 is paid to Executive, Executive agrees to repay the excess amount to the Company upon demand. The Company and Executive agree to cooperate with each other in connection with any administrative or judicial proceedings concerning the existence or amount of golden parachute penalties with respect to payments or benefits Executive receives.

     17. U.S. CITIZENSHIP AND IMMIGRATION SERVICES. Executive agrees to timely file all documents required by the Department of Homeland Security to verify his identity and lawful employment in the United States.

     18. WITHHOLDING TAXES. The Company may withhold from any salary and benefits payable under this Agreement all federal, state, city and other taxes or amounts as shall be determined by the Company to be required to be withheld pursuant to applicable laws or governmental regulations or rulings.

     19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute the same instrument.

EXECUTIVE ACKNOWLEDGES THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND HIM RELATING TO THE SUBJECTS COVERED IN THIS AGREEMENT ARE CONTAINED IN IT (INCLUDING THE AGREEMENTS SET FORTH AS EXHIBITS AND THE COMPANY'S BONUS PROGRAM) AND THAT HE HAS ENTERED INTO THIS AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT.

EXECUTIVE FURTHER ACKNOWLEDGES THAT HE HAS CAREFULLY READ THIS AGREEMENT (INCLUDING THE AGREEMENTS SET FORTH AS EXHIBITS), THAT HE UNDERSTANDS ALL OF SUCH AGREEMENTS, AND THAT HE HAS BEEN GIVEN THE OPPORTUNITY TO DISCUSS SUCH AGREEMENTS WITH HIS PRIVATE LEGAL COUNSEL AND HAS AVAILED HIMSELF OF THAT OPPORTUNITY TO THE EXTENT HE WISHED TO DO SO. EXECUTIVE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT HE IS GIVING UP HIS RIGHT TO A JURY TRIAL.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                        "COMPANY"

                                        COMMERCE ENERGY GROUP, INC.


                                        By: /S/ STEVEN S. BOSS
                                            ------------------------------------
                                        Name: Steven S. Boss
                                        Title: Chief Executive Officer


                                        "EXECUTIVE"


                                        /S/ ERIK A. LOPEZ, SR.
                                        ----------------------------------------
                                        ERIK A. LOPEZ, SR.

                                    EXHIBIT A

                           COMMERCE ENERGY GROUP, INC.
                            2006 STOCK INCENTIVE PLAN

                                   ----------

                          STOCK OPTION AWARD AGREEMENT
                              (FOR U.S. EMPLOYEES)

                                   ----------

                                   AWARD NO. 1

     You (the "Participant") are hereby awarded the following stock option (the "Option") to purchase Shares of Commerce Energy Group, Inc. (the "Company"), subject to the terms and conditions set forth in this Stock Option Award Agreement (the "Award Agreement") and in the Commerce Energy Group, Inc. 2006 Stock Incentive Plan (the "Plan"), which is attached hereto as Exhibit A. A summary of the Plan appears in its Prospectus, which is attached as Exhibit B. You should carefully review these documents, and consult with your personal financial advisor, before exercising this Option.

     By executing this Award Agreement, you agree to be bound by all of the Plan's terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the "Board") of Commerce Energy Group, Inc. (the "Company") or any Committee appointed by the Board to administer the Plan, and shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding on all parties, including you and your heirs and representatives. Capitalized terms are defined in the Plan or in this Award Agreement.

1. VARIABLE TERMS. This Option shall have, and be interpreted according to, the following terms, subject to the provisions of the Plan in all instances:

Name of Participant:                  ERIK A. LOPEZ, SR.

Type of Stock Option:                 [ ]  Incentive Stock Option (ISO)(1)

                                      [X]  Non-Incentive Stock Option(2)

Number of Shares subject to Option:   45,000

Option Exercise Price per Share:      $2.56

Grant Date:                           March 27, 2007

Reverse Vesting (per Plan Section):   [ ]  Allowed in accordance with Section
                                           6 of the Plan.

                                      [X]  Not allowed.

----------
(1) If an ISO is awarded to a person owning more than 10% of the voting power of all classes of stock of the Company or of any Subsidiary, then the term of the Option cannot exceed 5 years and the exercise price must be at least 110% of the Fair Market Value (100% for any other employee who is receiving ISO awards).

(2) The exercise price of a non-ISO must be at least 100% of the Fair Market Value.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Option Award Agreement for Employees
Page 2


2. VESTING SCHEDULE: Establishes the Participant's rights to exercise this Option with respect to the Number of Shares stated above, subject to acceleration per Section 3 below and per your employment agreement with the Company dated March 26, 2007 and to any shareholder approval requirement set forth in the Plan.

                   [ ]  ___% on Grant Date.

                   [X] 15,000 shares on each of the first three anniversary dates of the Participant's Continuous
                        Service after the Participant's first date of employment, March 26, 2008, March 26, 2009 and
                        March 26, 2010.

Lifetime Transfer: [ ]  Allowed pursuant to Section 9 below only for
                        Non-Incentive Stock Option.

Expiration Date:   [X]  6 years (1-9) after Grant Date; or

                   [ ]  10 years after Grant Date

3. ACCELERATED VESTING; CHANGE IN CORPORATE CONTROL. To the extent you have not previously vested in your rights with respect to this Award, your Award will become -

     [ ] ___% vested if your Continuous Service ends due to your death or "disability" within the meaning of Section 409A of the Code;

     [ ] ___% vested if your Continuous Service ends due to your retirement at or after you have attained the age of ___ and completed at least ___ full years of Continuous Service;

     [ ] according to the following schedule if your Continuous Service ends due to an Involuntary Termination that occurs within the one year period following a Change in Control:

Date on which Your Involuntary Termination        Portion of Your Award
  Occurs (by reference to Date of Award)     As to which Vesting Accelerates
------------------------------------------   -------------------------------
      Before 1st Anniversary                                 0%
      Between 1st and 2nd Anniversary                      ___%
      After 2nd Anniversary                                ___%

4. TERM OF OPTION. The term of the Option will expire at 5:00 p.m. (P.D.T. or P.S.T., as applicable) on the Expiration Date.

5. MANNER OF EXERCISE. The Option shall be exercised in the manner set forth in the Plan, using the exercise form attached hereto as Exhibit C. The amount of Shares for which the Option may be exercised is cumulative; that is, if you fail to exercise the Option for all of the

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Option Award Agreement for Employees
Page 3


Shares vested under the Option during any period set forth above, then any Shares subject to the Option that are not exercised during such period may be exercised during any subsequent period, until the expiration or termination of the Option pursuant to Sections 2 and 7 of this Award Agreement and the terms of the Plan. Fractional Shares may not be purchased.

6. SPECIAL ISO PROVISIONS. If designated as an ISO, this Option shall be treated as an ISO to the extent allowable under Section 422 of the Code, and shall otherwise be treated as a Non-ISO. If you sell or otherwise dispose of Shares acquired upon the exercise of an ISO within 1 year from the date such Shares were acquired or 2 years from the Grant Date, you agree to deliver a written report to the Company within 10 days following the sale or other disposition of such Shares detailing the net proceeds of such sale or disposition.

7. TERMINATION OF CONTINUOUS SERVICE. If your Continuous Service with the Company and/or its Affiliates (the "Company Group") is terminated for any reason, this Option shall terminate on the date on which you cease to have any right to exercise the Option pursuant to the terms and conditions set forth in
Section 6 of the Plan.

8. LONG-TERM CONSIDERATION FOR AWARD. The Participant recognizes and agrees that the Company's key consideration in granting this Award is securing the long-term commitment of the Participant to serve as an officer of the Company who will advance and promote the business interests and objectives of the Company Group. Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 25 of the Plan (relating to the termination, rescission and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

          (a) Fiduciary Duty. During his or her employment with the Company Group the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her job responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

          (b) Confidential Information. The Participant recognizes that by virtue of his or her employment with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known, and not readily accessible to the competitors of the Company Group. This information (the "Confidential Information") includes, but is not limited to, current and prospective customers; the identity of key contacts at such customers; customers' particularized preferences and needs; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her employment with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Option Award Agreement for Employees
Page 4


          (c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her employment with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her employment. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her employment with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the customer relationships of the Company Group. The Participant also recognizes the legitimate interest of the Company Group in protecting, for a reasonable period of time after his or her employment with the Company Group, the customers of the Company Group. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending one (1) year after termination of Participant's employment with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer of the Company, market, offer, sell or otherwise furnish any products or services similar to, or otherwise competitive with, those offered by the Company Group to any customer of the Company Group.

          (d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending two (2) years after termination of Participant's employment with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

          (e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant's employment with the Company Group for any reason, and (ii) the termination of the Plan, for any reason. The Participant acknowledges and agrees that the grant of Options in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

          (i) declaration that the Award is null and void and of no further force or effect;

          (ii) recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award;

          (iii) recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Option Award Agreement for Employees
Page 5


               disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

          (f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her employment with the Company Group.

9. DESIGNATION OF BENEFICIARY. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the "Beneficiary") to his or her interest in the Option awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as Exhibit D (the "Designation of Beneficiary") and delivering an executed copy of the Designation of Beneficiary to the Company.

10. RESTRICTIONS ON TRANSFER. This Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, the Participant may transfer this Option if allowed under Section 1 for a Non-Incentive Stock Option (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in subsection (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of the following relatives of the Participant (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of the following relatives of the Participant): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships. Any transferee of the Participant's rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan.

11. TAXES. By signing this Award Agreement, you acknowledge that you shall be solely responsible for the satisfaction of any taxes that may arise (including taxes arising under Sections 409A or 4999 of the Code), and that neither the Company Group nor the Administrator shall have any obligation whatsoever to pay such taxes. Notwithstanding anything to the contrary herein, upon exercise of an Option, certificates for Shares shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy tax-withholding obligations.

12. NOTICES. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Option Award Agreement for Employees
Page 6


13. BINDING EFFECT. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

14. MODIFICATIONS. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan and provided that you must consent in writing to any modification that adversely alters or impairs any rights or obligations under this Award Agreement.

15. HEADINGS. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

16. SEVERABILITY. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

17. COUNTERPARTS. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

18. PLAN GOVERNS. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement and your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

19. GOVERNING LAW. The laws of the State of Delaware shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

20. NOT A CONTRACT OF EMPLOYMENT. By executing this Award Agreement you acknowledge and agree that (i) any person who is terminated before full vesting of an award, such as the one granted to you by this Award Agreement, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the right of the Company Group, as applicable, to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

21. EMPLOYMENT AGREEMENT PROVISION By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Option Award Agreement for Employees
Page 7


determined under Section 5 of your employment agreement with the Company dated as of March 26, 2007.

22. INVESTMENT PURPOSES. You acknowledge that you are receiving your Options for investment purposes only and without any present intention of selling or distributing the Options or the Shares underlying such Options.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Option Award Agreement for Employees
Page 8


     BY YOUR SIGNATURE BELOW, along with the signature of the Company's representative, you and the Company agree that the Option is awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

                                        COMMERCE ENERGY GROUP, INC.


                                        By:
                                            ------------------------------------
                                        Name: Steven S. Boss
                                        Title: Chief Executive Officer


                                        PARTICIPANT

                                        The undersigned Participant hereby
                                        accepts the terms of this Award
                                        Agreement and the Plan.


                                        By:
                                            ------------------------------------
                                        Name of Participant: Erik A. Lopez, Sr.

                                                                       EXHIBIT A

                           COMMERCE ENERGY GROUP, INC.

                            2006 STOCK INCENTIVE PLAN

1. ESTABLISHMENT, PURPOSE, AND TYPES OF AWARDS

     Commerce Energy Group, Inc. (the "Company") hereby establishes this equity-based incentive compensation plan to be known as the "Commerce Energy Group, Inc. 2006 Stock Incentive Plan" (hereinafter referred to as the "Plan"), in order to provide incentives and awards to select employees, directors, consultants, and advisors of the Company and its Affiliates.

     The Plan permits the granting of the following types of awards ("Awards"), according to the Sections of the Plan listed here:

     Section 6  Options
     Section 7  Share Appreciation Rights
     Section 8  Restricted Shares, Restricted Share Units, and Unrestricted
                Shares
     Section 9  Deferred Share Units
     Section 10 Performance Awards

     The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2. DEFINED TERMS

     Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in APPENDIX A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3. SHARES SUBJECT TO THE PLAN

     Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 1,453,334 Shares, provided that the Company shall not make additional awards under the Commonwealth Energy Corporation 1999 Equity Incentive Plan, as amended and assumed by Commerce Energy Group, Inc. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

     Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting or distribution of an Award. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards), provided that any Shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to future ISO Awards.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 2


4. ADMINISTRATION

     (a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

     (b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

     (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

          (i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

          (ii) to determine, from time to time, the Fair Market Value of Shares;

          (iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

          (iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

          (v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

          (vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company's rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

          (vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

     Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

     (d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee's prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee's interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

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Commerce Energy Group, Inc.
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     (e) No Liability; Indemnification. Neither the Board nor any Committee
member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney's fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5. ELIGIBILITY

     (a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a "parent corporation" or "subsidiary corporation" within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

     (b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 23, 24, and 25 unless otherwise specifically provided in an Award Agreement.

     (c) Limits on Awards. During any calendar year, no Participant may receive Options and SARs that relate to more than 1,000,000 Shares. The Committee will adjust this limitation pursuant to Section 13 below.

     (d) Replacement Awards. Subject to Applicable Laws (including any associated Shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless the Company's shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

6. OPTION AWARDS

     (a) Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

     (b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to

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Commerce Energy Group, Inc.
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Page 4


an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this
Section 6(b) shall be automatically adjusted accordingly.

     (c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

     (d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that (i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and (ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

     (e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

     (f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

     (g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

          (i) cash or check payable to the Company (in U.S. dollars);

          (ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

          (iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant's broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

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Commerce Energy Group, Inc.
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Page 5


          (iv) any combination of the foregoing methods of payment.

     The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

     (h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

     The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant's Continuous Service:

          (i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant's Continuous Service (other than as a result of Participant's death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (ii) Disability. In the event of termination of a Participant's Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iii) Retirement. In the event of termination of a Participant's Continuous Service as a result of Participant's retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant's Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant's death, by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant's Continuous Service terminated.

          (v) Cause. If the Committee determines that a Participant's Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

     (i) Reverse Vesting. The Committee in its sole discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

     (j) Buyout Provisions. The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

7. SHARE APPRECIATE RIGHTS (SARS)

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2006 Stock Incentive Plan
Page 6


     (a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

          (i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

          (ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

          (iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company's shareholders generally in connection with the event.

     (b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of federal securities laws applicable to proxy statement disclosures.

     (c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, but shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

     (d) Effect on Available Shares. All SARs that may be settled in shares of the Company's stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares actually issued upon settlement of the SARs.

     (e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying --

          (i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

          (ii) the number of Shares with respect to which the SAR has been exercised.

     Notwithstanding the foregoing, an SAR granted independently of an Option
(i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%),

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 7


of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

     (f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares, with cash paid in lieu of fractional shares. Unless otherwise provided in an Award Agreement, all SARs shall be settled in Shares as soon as practicable after exercise.

     (g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant's Continuous Service.

     (h) Buy out. The Committee has the same discretion to buy out SARs as it has to take such actions pursuant to Section 6(j) above with respect to Options.

8. RESTRICTED SHARES, RESTRICTED SHARE UNITS, AND UNRESTRICTED SHARES

     (a) Grants. The Committee may in its sole discretion grant restricted shares ("Restricted Shares") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met ("Restricted Share Units") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares ("Unrestricted Shares"), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

     (b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant's interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant's Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

     (c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

     (d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant's Restricted Shares (or Shares underlying Restricted Share Units) and the Participant's satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 8


vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

     (e) Dividends Payable on Vesting. Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 8(d) above as a result of the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant or duly-authorized transferee shall also be entitled to receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the sole discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released from the vesting restrictions in the case of Restricted Shares or issued in the case of Restricted Share Units.

     (f) Section 83(b) Elections. A Participant may make an election under
Section 83(b) of the Code (the "Section 83(b) Election") with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make a
Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant's Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant's Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

     (g) Deferral Elections. At any time within the thirty-day period (or other shorter or longer period that the Committee selects in its sole discretion) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.

9.  DEFERRED SHARE UNITS

     (a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the "Election Form"), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a
Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the "Account") a number of deferred share units ("Deferred Share Units") having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who first becomes eligible to defer hereunder) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

     (b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 9


     (c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant's Continuous Service terminates, unless --

          (i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant's Continuous Service, and

          (ii) the Company received the Participant's distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant's election, and
     (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

     Fractional shares shall not be issued, and instead shall be paid out in cash.

     (d) Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

     (e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant's Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant's spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant's property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     (f) Unsecured Rights to Deferred Compensation. A Participant's right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant's duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant's duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10. PERFORMANCE AWARDS

     (a) Performance Units. Subject to the limitations set forth in paragraph
(c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

     (b) Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a "Performance Compensation Award" (payable in cash or Shares) in order that such Award constitutes "qualified performance-based compensation" under Code Section 162(m), in which event the Committee shall have the power to grant such

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Page 10


Performance Compensation Award upon terms and conditions that qualify it as "qualified performance-based compensation" within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a "Performance Period," "Performance Measure(s)", and "Performance Formula(e)" (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

     A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant's Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

     (c) Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 1,000,000 Shares and $1,000,000 in cash. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

(d) Definitions.

          (i) "Performance Formula" means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

          (ii) "Performance Measure" means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

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Page 11


          (iii) "Performance Period" means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant's rights in respect of an Award.

     (e) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.

11. TAXES

     (a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant's death, the person who succeeds to the Participant's rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

     (b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

     (c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the "Tax Date").

     (d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

     (e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004,
(ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate
Section 409A of the Code, to make distributions pursuant to

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Commerce Energy Group, Inc.
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Page 12


the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including
Section 409A, for purposes of the Plan and all Awards.

12. NON-TRANSFERABILITY OF AWARDS

     (a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

     (b) Limited Transferability Rights. Notwithstanding anything else in this
Section 12, the Committee may in its discretion provide in an Award Agreement that an Award other than an ISO may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant's "Immediate Family" (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant's designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant's rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER TRANSACTIONS

     (a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

     (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

     (c) Change in Control. In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company's shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

          (i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation");

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Page 13


          (ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

          (iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards;

          (iv) terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation; or

          (v) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

     Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's termination, unless an Award Agreement provides otherwise.

     (d) Certain Distributions. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14. TIME OF GRANTING AWARDS.

     The date of grant ("Grant Date") of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant's employment relationship with the Company.

15. MODIFICATION OF AWARDS AND SUBSTITUTION OF OPTIONS.

     (a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant's rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

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Commerce Energy Group, Inc.
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Page 14


     (b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided
(i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16. TERM OF PLAN.

     The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17. AMENDMENT AND TERMINATION OF THE PLAN.

     (a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

     (b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18. CONDITIONS UPON ISSUANCE OF SHARES.

     Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19. RESERVATION OF SHARES.

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. EFFECTIVE DATE.

     This Plan shall become effective on the date on which it has received approval by a vote of a majority of the votes cast at a duly held meeting of the Company's shareholders (or by such other shareholder vote that the Administrator determines to be sufficient for the issuance of Shares or stock options according to the Company's governing documents and applicable state law).

21. CONTROLLING LAW.

     All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

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Commerce Energy Group, Inc.
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Page 15


22. LAWS AND REGULATIONS.

     (a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

     (b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23. NO SHAREHOLDER RIGHTS.

     Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company's governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24. NO EMPLOYMENT RIGHTS.

     The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant's right or the Company's right to terminate the Participant's employment, service, or consulting relationship at any time, with or without Cause.

25. TERMINATION, RESCISSION AND RECAPTURE.

     (a) Each Award under the Plan is intended to align the Participant's long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, except as otherwise expressly provided in the Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards ("Termination"), rescind any exercise, payment or delivery pursuant to the Award ("Rescission"), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant's sale of Shares issued pursuant to the Award ("Recapture"), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the "Conditions").

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Commerce Energy Group, Inc.
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Page 16


     (b) A Participant shall not, without the Company's prior written authorization, disclose to anyone outside the Company, or use in other than the Company's business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

     (c) Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

     (d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant's then-current employer or any entity for which the Participant performs business services and the Participant's title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

     (e) If the Company determines, in its sole and absolute discretion, that
(i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within one year after its termination for any reason, a Participant (a) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant's relevant Awards, Shares, and the proceeds thereof.

     (f) Within ten days after receiving notice from the Company of any such activity, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 21 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant's Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and
(ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

     (g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company's authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 17


     (h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

     (i) Notwithstanding any provision of this Section, if any provision of this
Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

     Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award Agreement, this Section shall not be applicable: (i) to any Participant who is not, on the Award Date, an Employee of the Company or its Affiliates; and (ii) to any Participant from and after his or her termination of Continuous Service after a Change in Control.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 18


                           COMMERCE ENERGY GROUP, INC.

                            2006 STOCK INCENTIVE PLAN

                                   ----------

                             APPENDIX A: DEFINITIONS

                                   ----------

     As used in the Plan, the following definitions shall apply:

     "AFFILIATE" means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

     "APPLICABLE LAW" means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

     "AWARD" means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

     "AWARD AGREEMENT" means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" for termination of a Participant's Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant's willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant's commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant's material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

     The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee's determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time, and the term "Company" will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

     "CHANGE IN CONTROL" means any of the following:

          (i) Acquisition of Controlling Interest. Any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities. In applying the preceding sentence, (i) securities acquired directly from the Company or its Affiliates by or for the Person shall not be taken into account, and (ii) an agreement to vote securities shall be

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 19


     disregarded unless its ultimate purpose is to cause what would otherwise be a Change in Control, as reasonably determined by the Board.

          (ii) Change in Board Control. During a consecutive 2-year period commencing after the date of adoption of this Plan, individuals who constituted the Board at the beginning of the period (or their approved replacements, as defined in the next sentence) cease for any reason to constitute a majority of the Board. A new Director shall be considered an "approved replacement" Director if his or her election (or nomination for election) was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the period or were themselves approved replacement Directors, but in either case excluding any Director whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board.

          (iii) Merger. The Company consummates a merger, or consolidation of the Company with any other corporation unless: (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities.

          (iv) Sale of Assets. The stockholders of the Company approve an agreement for the sale or disposition by the Company of all, or substantially all, of the Company's assets.

          (v) Liquidation or Dissolution. The stockholders of the Company approve a plan or proposal for liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     "CODE" means the U.S. Internal Revenue Code of 1986, as amended.

     "COMMITTEE" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are "outside directors" within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

     "COMPANY" means Commerce Energy Group, Inc., a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term "Company" shall refer to the Company in such new jurisdiction.

     "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

     "CONTINUOUS SERVICE" means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) in the case of transfers between locations of the Company or

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 20


between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

     "DEFERRED SHARE UNITS" mean Awards pursuant to Section 9 of the Plan.

     "DIRECTOR" means a member of the Board, or a member of the board of directors of an Affiliate.

     "DISABLED" means a condition under which a Participant --

          (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

          (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

     "ELIGIBLE PERSON" means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

     "EMPLOYEE" means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" means, as of any date (the "Determination Date") means:
(i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the "Exchange"), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or
(iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

     "GRANT DATE" has the meaning set forth in Section 14 of the Plan.

     "INCENTIVE SHARE OPTION OR ISO" hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

     "INVOLUNTARY TERMINATION" means termination of a Participant's Continuous Service under the following circumstances occurring on or after a Change in
Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site at the time of the Change in Control; or (C) a material reduction in Participant's total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 21


     "NON-ISO" means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

     "OPTION" means any stock option granted pursuant to Section 6 of the Plan.

     "PARTICIPANT" means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

     "PERFORMANCE AWARDS" mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

     "PERFORMANCE COMPENSATION AWARDS" mean Awards granted pursuant to Section 10(b) of the Plan.

     "PERFORMANCE UNIT" means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

     "PERSON" means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

     "PLAN" means this Commerce Energy Group, Inc. 2006 Stock Incentive Plan.

     "REPORTING PERSON" means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

     "RESTRICTED SHARES" mean Shares subject to restrictions imposed pursuant to
Section 8 of the Plan.

     "RESTRICTED SHARE UNITS" mean Awards pursuant to Section 8 of the Plan.

     "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

     "SAR" OR "SHARE APPRECIATION RIGHT" means Awards granted pursuant to
Section 7 of the Plan.

     "SHARE" means a share of common stock of the Company, par value $0.001, as adjusted in accordance with Section 13 of the Plan.

     "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

     "UNRESTRICTED SHARES" mean Shares awarded pursuant to Section 8 of the Plan.

                                                                       EXHIBIT B

MEMORANDUM

                           COMMERCE ENERGY GROUP, INC.

                            2006 STOCK INCENTIVE PLAN

                                  COMMON STOCK
                               ($0.001 PAR VALUE)

          This Memorandum relates to shares of common stock, $0.001 par value per share (the "Common Stock"), of Commerce Energy Group, Inc., a Delaware corporation (the "Company"), issuable in satisfaction of awards made under Commerce Energy Group, Inc.'s 2006 Stock Incentive Plan (the "Plan") to eligible employees, consultants and directors of the Company. Stock options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, deferred share units, performance shares and performance units may be awarded under the Plan.

                                   ----------

                   The date of this Memorandum is May 8, 2006.

                                   ----------

  THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE
    BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS MEMORANDUM AND THE DOCUMENTS INCORPORATED BY REFERENCE IN THIS MEMORANDUM CONSTITUTE A SECTION
                   10(A) PROSPECTUS UNDER THE SECURITIES ACT.

                           COMMERCE ENERGY GROUP, INC.
                           600 Anton Blvd., Suite 200
                          Costa Mesa, California 92626

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 2


          This Memorandum does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which it relates or an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation.

          Neither delivery of this Memorandum nor any sale made thereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Company or in any information included therein, in any supplement thereto or in any document incorporated by reference since the date hereof or thereof.

                                     GENERAL

          This Memorandum relates to shares of common stock, $0.001 par value per share (the "Common Stock"), of Commerce Energy Group, Inc., a Delaware corporation (the "Company"), issuable in satisfaction of awards under the Company's 2006 Stock Incentive Plan (the "Plan") to eligible employees, consultants and directors of the Company. Stock options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, deferred share units, performance shares and performance units may be awarded under the Plan, though only employees may receive stock options classified as incentive stock options ("ISOs") which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options awarded under the Plan may be either ISOs or non-qualified stock options ("non-ISOs") which are not intended to qualify as ISOs. Share appreciation rights may be granted in tandem with options or as free-standing awards. Options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, deferred shares, and performance awards vest in accordance with the terms established by the committee administering the Plan, which may include conditions relating to completion of a specified period of service or achievement of performance standards.

          Any person deemed to be an "affiliate" of the Company may re-offer or resell shares of Common Stock acquired pursuant to the Plan without registration under the Securities Act of 1933, as amended (the "Act"), upon compliance with Rule 144 under the Act. Participants who are not "affiliates" of the Company may resell the shares of Common Stock acquired pursuant to the Plan without the need to comply with Rule 144. For purposes of Rule 144, an "affiliate" of an issuer is a person that directly or indirectly, through the use of one or more intermediaries, controls, or is controlled by, or is under common control with, such issuer. Acquisitions of shares, exercises of options or other transactions involving shares of Common Stock pursuant to the Plan by our directors, executive officers or a 10% stockholder could be subject to the provisions of
Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act").

          The Plan became effective as of January 26, 2006, the date that it was approved by the Company's Stockholders. As currently operating, the Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974. The complete text of the Plan appears below under the caption "2006 Stock Incentive Plan."

                            2006 STOCK INCENTIVE PLAN

1. ESTABLISHMENT, PURPOSE, AND TYPES OF AWARDS

     Commerce Energy Group, Inc. (the "Company") hereby establishes this equity-based incentive compensation plan to be known as the "Commerce Energy Group, Inc. 2006 Stock Incentive Plan"

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 3


(hereinafter referred to as the "Plan"), in order to provide incentives and awards to select employees, directors, consultants, and advisors of the Company and its Affiliates.

     The Plan permits the granting of the following types of awards ("Awards"), according to the Sections of the Plan listed here:

     Section 6    Options
     Section 7    Share Appreciation Rights
     Section 8    Restricted Shares, Restricted Share Units, and Unrestricted
                  Shares
     Section 9    Deferred Share Units
     Section 10   Performance Awards

     The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2. DEFINED TERMS

     Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in APPENDIX A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3. SHARES SUBJECT TO THE PLAN

     Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 1,453,334 Shares, provided that the Company shall not make additional awards under the Commonwealth Energy Corporation 1999 Equity Incentive Plan, as amended and assumed by Commerce Energy Group, Inc. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

     Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting or distribution of an Award. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards), provided that any Shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to future ISO Awards.

4. ADMINISTRATION

     (a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 4


it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

     (b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

     (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

          (i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

          (ii) to determine, from time to time, the Fair Market Value of Shares;

          (iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

          (iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

          (v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

          (vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company's rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

          (vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

     Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

     (d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee's prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee's interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 5


challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

     (e) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney's fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5. ELIGIBILITY

     (a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a "parent corporation" or "subsidiary corporation" within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

     (b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 23, 24, and 25 unless otherwise specifically provided in an Award Agreement.

     (c) Limits on Awards. During any calendar year, no Participant may receive Options and SARs that relate to more than 1,000,000 Shares. The Committee will adjust this limitation pursuant to Section 13 below.

     (d) Replacement Awards. Subject to Applicable Laws (including any associated Shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless the Company's shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 6


6. OPTION AWARDS

     (a) Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

     (b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

     (c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

     (d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that (i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and (ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

     (e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

     (f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

     (g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 7


secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

          (i) cash or check payable to the Company (in U.S. dollars);

          (ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

          (iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant's broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

          (iv) any combination of the foregoing methods of payment.

     The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

     (h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

     The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant's Continuous Service:

          (i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant's Continuous Service (other than as a result of Participant's death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 8


          (ii) Disability. In the event of termination of a Participant's Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iii) Retirement. In the event of termination of a Participant's Continuous Service as a result of Participant's retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant's Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant's death, by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant's Continuous Service terminated.

          (v) Cause. If the Committee determines that a Participant's Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

     (i) Reverse Vesting. The Committee in its sole discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

     (j) Buyout Provisions. The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

7. SHARE APPRECIATE RIGHTS (SARS)

     (a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

          (i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

          (ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 9


          (iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company's shareholders generally in connection with the event.

     (b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of federal securities laws applicable to proxy statement disclosures.

     (c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, but shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

     (d) Effect on Available Shares. All SARs that may be settled in shares of the Company's stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares actually issued upon settlement of the SARs.

     (e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying --

          (i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

          (ii) the number of Shares with respect to which the SAR has been exercised.

     Notwithstanding the foregoing, an SAR granted independently of an Option
(i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with
Section 409A of the Code.

     (f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares, with

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 10


cash paid in lieu of fractional shares. Unless otherwise provided in an Award Agreement, all SARs shall be settled in Shares as soon as practicable after exercise.

     (g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant's Continuous Service.

     (h) Buy out. The Committee has the same discretion to buy out SARs as it has to take such actions pursuant to Section 6(j) above with respect to Options.

8. RESTRICTED SHARES, RESTRICTED SHARE UNITS, AND UNRESTRICTED SHARES

     (a) Grants. The Committee may in its sole discretion grant restricted shares ("Restricted Shares") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met ("Restricted Share Units") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares ("Unrestricted Shares"), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

     (b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant's interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant's Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

     (c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 11


     (d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant's Restricted Shares (or Shares underlying Restricted Share Units) and the Participant's satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

     (e) Dividends Payable on Vesting. Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 8(d) above as a result of the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant or duly-authorized transferee shall also be entitled to receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the sole discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released from the vesting restrictions in the case of Restricted Shares or issued in the case of Restricted Share Units.

     (f) Section 83(b) Elections. A Participant may make an election under
Section 83(b) of the Code (the "Section 83(b) Election") with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make a
Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant's Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant's Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

     (g) Deferral Elections. At any time within the thirty-day period (or other shorter or longer period that the Committee selects in its sole discretion) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.

9. DEFERRED SHARE UNITS

     (a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the "Election Form"), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a
Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the "Account") a number of deferred share units ("Deferred Share Units") having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who first becomes eligible to

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 12


defer hereunder) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to
Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

     (b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

     (c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant's Continuous Service terminates, unless --

          (i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant's Continuous Service, and

          (ii) the Company received the Participant's distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant's election, and
     (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

     Fractional shares shall not be issued, and instead shall be paid out in cash.

     (d) Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

     (e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant's Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant's spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant's property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 13


amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     (f) Unsecured Rights to Deferred Compensation. A Participant's right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant's duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant's duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10. PERFORMANCE AWARDS

     (a) Performance Units. Subject to the limitations set forth in paragraph
(c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

     (b) Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a "Performance Compensation Award" (payable in cash or Shares) in order that such Award constitutes "qualified performance-based compensation" under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as "qualified performance-based compensation" within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a "Performance Period," "Performance Measure(s)", and "Performance Formula(e)" (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

     A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant's Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

     (c) Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 1,000,000 Shares and $1,000,000 in cash. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 14


credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

     (d) Definitions.

          (i) "Performance Formula" means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

          (ii) "Performance Measure" means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

          (iii) "Performance Period" means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant's rights in respect of an Award.

     (e) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 15


9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.

11. TAXES

     (a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant's death, the person who succeeds to the Participant's rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

     (b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

     (c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the "Tax Date").

     (d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

     (e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004,
(ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate
Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 16


elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including
Section 409A, for purposes of the Plan and all Awards.

12. NON-TRANSFERABILITY OF AWARDS

     (a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

     (b) Limited Transferability Rights. Notwithstanding anything else in this
Section 12, the Committee may in its discretion provide in an Award Agreement that an Award other than an ISO may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant's "Immediate Family" (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant's designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant's rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER TRANSACTIONS

     (a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

     (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.
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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 17


     (c) Change in Control. In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company's shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

          (i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation");

          (ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

          (iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards;

          (iv) terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation; or

          (v) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

     Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's termination, unless an Award Agreement provides otherwise.

     (d) Certain Distributions. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14. TIME OF GRANTING AWARDS.

     The date of grant ("Grant Date") of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 18


determination granting such ISO or the date of commencement of the Participant's employment relationship with the Company.

15. MODIFICATION OF AWARDS AND SUBSTITUTION OF OPTIONS.

     (a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant's rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

     (b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided
(i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16. TERM OF PLAN.

     The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17. AMENDMENT AND TERMINATION OF THE PLAN.

     (a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

     (b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18. CONDITIONS UPON ISSUANCE OF SHARES.

     Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 19


deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19. RESERVATION OF SHARES.

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. EFFECTIVE DATE.

     This Plan shall become effective on the date on which it has received approval by a vote of a majority of the votes cast at a duly held meeting of the Company's shareholders (or by such other shareholder vote that the Administrator determines to be sufficient for the issuance of Shares or stock options according to the Company's governing documents and applicable state law).

21. CONTROLLING LAW.

     All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22. LAWS AND REGULATIONS.

     (a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

     (b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 20


23. NO SHAREHOLDER RIGHTS.

     Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company's governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24. NO EMPLOYMENT RIGHTS.

     The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant's right or the Company's right to terminate the Participant's employment, service, or consulting relationship at any time, with or without Cause.

25. TERMINATION, RESCISSION AND RECAPTURE.

     (a) Each Award under the Plan is intended to align the Participant's long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, except as otherwise expressly provided in the Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards ("Termination"), rescind any exercise, payment or delivery pursuant to the Award ("Rescission"), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant's sale of Shares issued pursuant to the Award ("Recapture"), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the "Conditions").

     (b) A Participant shall not, without the Company's prior written authorization, disclose to anyone outside the Company, or use in other than the Company's business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

     (c) Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

     (d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant's then-current employer or any entity for which the

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 21


Participant performs business services and the Participant's title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

     (e) If the Company determines, in its sole and absolute discretion, that
(i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within one year after its termination for any reason, a Participant (a) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant's relevant Awards, Shares, and the proceeds thereof.

     (f) Within ten days after receiving notice from the Company of any such activity, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 21 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant's Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and
(ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

     (g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company's authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

     (h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

     (i) Notwithstanding any provision of this Section, if any provision of this
Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 22


     Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award Agreement, this Section shall not be applicable: (i) to any Participant who is not, on the Award Date, an Employee of the Company or its Affiliates; and (ii) to any Participant from and after his or her termination of Continuous Service after a Change in Control.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 23


                           COMMERCE ENERGY GROUP, INC.

                            2006 STOCK INCENTIVE PLAN

                                   ----------

                             APPENDIX A: DEFINITIONS

                                   ----------

     As used in the Plan, the following definitions shall apply:

     "AFFILIATE" means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

     "APPLICABLE LAW" means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

     "AWARD" means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

     "AWARD AGREEMENT" means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" for termination of a Participant's Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant's willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant's commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant's material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

     The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee's determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 24


limit the Company's ability to terminate a Participant's employment or consulting relationship at any time, and the term "Company" will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

     "CHANGE IN CONTROL" means any of the following:

          (i) Acquisition of Controlling Interest. Any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities. In applying the preceding sentence, (i) securities acquired directly from the Company or its Affiliates by or for the Person shall not be taken into account, and (ii) an agreement to vote securities shall be disregarded unless its ultimate purpose is to cause what would otherwise be a Change in Control, as reasonably determined by the Board.

          (ii) Change in Board Control. During a consecutive 2-year period commencing after the date of adoption of this Plan, individuals who constituted the Board at the beginning of the period (or their approved replacements, as defined in the next sentence) cease for any reason to constitute a majority of the Board. A new Director shall be considered an "approved replacement" Director if his or her election (or nomination for election) was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the period or were themselves approved replacement Directors, but in either case excluding any Director whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board.

          (iii) Merger. The Company consummates a merger, or consolidation of the Company with any other corporation unless: (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities.

          (iv) Sale of Assets. The stockholders of the Company approve an agreement for the sale or disposition by the Company of all, or substantially all, of the Company's assets.

          (v) Liquidation or Dissolution. The stockholders of the Company approve a plan or proposal for liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     "CODE" means the U.S. Internal Revenue Code of 1986, as amended.

     "COMMITTEE" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 25


Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are "outside directors" within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

     "COMPANY" means Commerce Energy Group, Inc., a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term "Company" shall refer to the Company in such new jurisdiction.

     "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

     "CONTINUOUS SERVICE" means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

     "DEFERRED SHARE UNITS" mean Awards pursuant to Section 9 of the Plan.

     "DIRECTOR" means a member of the Board, or a member of the board of directors of an Affiliate.

     "DISABLED" means a condition under which a Participant --

          (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

          (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

     "ELIGIBLE PERSON" means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

     "EMPLOYEE" means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" means, as of any date (the "Determination Date") means:
(i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 26


"Exchange"), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

     "GRANT DATE" has the meaning set forth in Section 14 of the Plan.

     "INCENTIVE SHARE OPTION OR ISO" hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

     "INVOLUNTARY TERMINATION" means termination of a Participant's Continuous Service under the following circumstances occurring on or after a Change in
Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site at the time of the Change in Control; or (C) a material reduction in Participant's total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

     "NON-ISO" means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

     "OPTION" means any stock option granted pursuant to Section 6 of the Plan.

     "PARTICIPANT" means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

     "PERFORMANCE AWARDS" mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

     "PERFORMANCE COMPENSATION AWARDS" mean Awards granted pursuant to Section 10(b) of the Plan.

     "PERFORMANCE UNIT" means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

     "PERSON" means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 27


     "PLAN" means this Commerce Energy Group, Inc. 2006 Stock Incentive Plan.

     "REPORTING PERSON" means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

     "RESTRICTED SHARES" mean Shares subject to restrictions imposed pursuant to
Section 8 of the Plan.

     "RESTRICTED SHARE UNITS" mean Awards pursuant to Section 8 of the Plan.

     "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

     "SAR" OR "SHARE APPRECIATION RIGHT" means Awards granted pursuant to
Section 7 of the Plan.

     "SHARE" means a share of common stock of the Company, par value $0.001, as adjusted in accordance with Section 13 of the Plan.

     "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

     "UNRESTRICTED SHARES" mean Shares awarded pursuant to Section 8 of the Plan.

                         FEDERAL INCOME TAX CONSEQUENCES

          The following is a general discussion of certain U.S. federal income tax consequences relating to awards granted under the 2006 Stock Incentive Plan. This discussion does not address all aspects of U.S. federal income taxation, does not discuss state, local and foreign tax issues and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien individual. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations and rulings which could be altered materially with enactment of any new tax legislation.

          Under the United States Internal Revenue Code (the "Code"), the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to awards (subject to the participant's overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For participants, the expected U.S. tax consequences of awards are as follows:

          ISOs. ISOs may only be granted to employees and must be exercised while employed or within 3 months of the termination of employment (except in cases of death or disability). A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If either of these holding period requirements are not met, then a "disqualifying disposition"

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 28


occurs and (a) the participant recognizes ordinary income gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain "wash" sales, gifts or sales to related persons) will be characterized as capital gain or loss.

          If a participant pays the option exercise price of an ISO by the surrender of unrestricted shares of Common Stock that he or she already owns, he or she will not recognize gain or loss on the shares surrendered. A number of shares received equal to the number of shares surrendered will have a basis equal to the basis of the shares surrendered, and the participant's holding period of such shares received will include the holding period of the shares surrendered. To the extent that the value of the shares received exceeds the value of the shares surrendered, those shares received that represent such excess in value will have a basis equal to zero and a holding period that will commence on the day they are acquired. However, if a participant surrenders shares that were acquired through the previous exercise of an ISO before the end of the requisite holding period, the participant may recognize ordinary income on the surrender of those shares.

          Options otherwise qualifying as ISOs will be treated as non-ISOs to the extent that the fair market value of the shares with respect to which incentive stock options granted after 1986 are exercisable for the first time by a participant during any calendar year (under all of the Company's plans and those of any of its subsidiaries) exceeds $100,000. This rule is applied by taking the options into account in the order in which they are granted.

          Non-ISOs. A participant will not recognize income at the time that a non-ISO is granted. At the time a non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares issued to the participant on the exercise date over
(b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

          If a participant pays the option price of a non-ISO in whole or in part by the surrender of Common Stock that he or she already owns, he or she will not recognize gain or loss on the shares surrendered. A number of shares received equal to the number of shares surrendered will have a tax basis equal to the basis of the shares surrendered, and the participant's holding period of such shares received will include the holding period of the shares surrendered. To the extent that the value of the shares received upon exercise exceeds the value of the shares surrendered, the excess (reduced by the amount of any cash paid by the participant) will be ordinary income. Furthermore, the shares received that represent such excess in value will have a basis equal to their fair market value and a holding period that will commence on the day after they are acquired. However, if the shares surrendered are considered substantially non-vested property within the meaning of Section 83 of the Code, a Section 83(b) Election (as defined below) with respect to the shares has not been made, and certain shares received upon exercise are considered substantially non-vested property, the participant will generally recognize ordinary income in the year during which the restrictions terminate on the shares received.

          Share Appreciation Rights. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the amount or cash received and the fair market value of any shares that the participant receives.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 29


          Restricted Shares, Restricted Share Units, Deferred Share Units, Performance Awards, and Unrestricted Shares. In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, deferred share units, or performance awards, unless the participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the award pursuant to an election under Section 83(b) of the Code (a "Section 83(b) Election"). In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an award, a participant must recognize taxable compensation income equal to the value of any cash or unrestricted shares that the participant receives. The same tax consequences apply to performance awards and awards of unrestricted shares.

          Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not performance-based" within the meaning of Code section 162(m) in certain circumstances. The 2005 Plan is designed to permit certain awards that qualify as performance-based compensation for this purpose.

          Special Rules Applicable to Insiders. In limited circumstances where the sale of Common Stock received as a result of a grant or award could subject those participants who are directors or officers of the Company subject to
Section 16(b) of the Exchange Act (collectively, "Insiders") to a lawsuit under
Section 16(b) of the Exchange Act, the tax consequences to the Insider may differ from the tax consequences described above. In these circumstances, unless
Section 83(b) Election has been made, the principal difference (in cases where the Insider would otherwise be currently taxed upon the participant's receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the Insider to suit under Section 16(b) of the Exchange Act, but no longer than six months.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

          The following documents previously filed by the Company with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

               - The Company's Annual Report on Form 10-K for the year ended July 31, 2005 filed with the Commission on October 31, 2005;

               - The Company's Quarterly Report on Form 10-Q for the quarter ended October 31, 2005 filed with the Commission on December 15, 2005;

               - The Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 2006 filed with the Commission on March 16, 2006;

               - The Company's amended Quarterly Report on Form 10-Q/A (Amendment No. 1) for the quarter ended October 31, 2004 filed with the Commission on October 31, 2005;

               - The Company's amended Quarterly Report on Form 10-Q/A (Amendment No. 3) for the quarter ended January 31, 2005 filed with the Commission on October 31, 2005;

               - The Company's amended Quarterly Report on Form 10-Q/A (Amendment No. 2) for the quarter ended April 30, 2005 filed with the Commission on October 31, 2005;

               - The Registrant's Current Reports on Form 8-K, as filed with the Commission on August 2, 2005, August 5, 2005, August 30, 2005, September 30, 2005, October 13, 2005,

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 30


                    October 31, 2005, November 14, 2005, November 17, 2005,
                    November 23, 2005, December 2, 2005, December 6, 2005, December 8, 2005, December 15, 2005 (but specifically not incorporating by reference herein the Form 8-K filed on December 15, 2005 announcing the Company's earnings for the quarter ended October 31, 2005), February 1, 2006, March 2, 2006 and April 18, 2006;

               - The Company's amended Current Report on Form 8-K/A (Amendment No. 2) filed with the Commission on August 2, 2005; and

               - the description of the Common Stock, par value $.001 per share, of the Company and the common stock purchase rights, which is incorporated by reference into the Company's registration statement on Form 8-A, filed with the Commission on July 6, 2004, pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and any amendment or report filed for the purpose of updating such description.

          In addition, all documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference into this Memorandum and to be a part hereof from the date of filing of such documents with the Securities and Exchange Commission.

          Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Memorandum to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Memorandum.

                      USE OF PROCEEDS, TAX WITHHOLDING AND
                                    NO LIENS

          Any proceeds that the Company receives from the sale of Common Stock pursuant to Awards will be used for general corporate purposes. Employment and withholding taxes will apply to the income arising from Awards. Participants will not be subject to any additional charges (other than payment of the exercise price for Options) in connection with their Awards. Nor does the Plan allow for any liens on any Awards, funds, or Common Stock that Participants hold or may receive pursuant to the Plan.

                             ADDITIONAL INFORMATION

          Additional information about the Plan and its administrators may be obtained from, and copies of the following documents or reports will be furnished without charge upon written or oral request to the Secretary, Commerce Energy Group, Inc., 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626; telephone number (714) 259-2500:

          - Documents or reports incorporated by reference in this Memorandum (excluding exhibits to such documents or reports unless such exhibits are specifically incorporated by reference into such documents or reports);

          - The Company's annual report to shareholders for the latest fiscal year; and

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 31


          - All reports, proxy statements and other communications distributed to the shareholders of the Company.

          All participants shall receive, if they do not otherwise receive such materials, copies of all reports, proxy statements and other communications distributed to the Company's security holders generally. Such materials shall be delivered not later than the time at which they are sent to the Company's security holders.

                                                                       EXHIBIT C

                           COMMERCE ENERGY GROUP, INC.
                            2006 STOCK INCENTIVE PLAN

                                   ----------

                FORM OF EXERCISE OF STOCK OPTION AWARD AGREEMENT

                                   ----------

           Commerce Energy Group, Inc.
Attention: 2006 Stock Incentive Plan Committee
           600 Anton Boulevard
           Costa Mesa, California 92626

Dear Sir or Madam:

     The undersigned elects to exercise his/her Incentive Stock Option to purchase _____ shares of Common Stock of Commerce Energy Group, Inc. (the "Company") under and pursuant to a Stock Option Agreement dated as of _________.

     1. [ ] Delivered herewith is a certified or bank cashier's or teller's check and/or shares of Common Stock held by the undersigned for at least six months*, valued at the closing sale price of the stock on the business day prior to the date of exercise, as follows:

          $____________ in cash or check
          $____________ in the form of ____ shares of Common Stock,
                           valued at $___________ per share

          $____________ TOTAL

     2. [ ] Delivered herewith are irrevocable instructions to a broker approved by the Company to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price.**

     If method 1 is chosen, the name or names to be on the stock certificate or certificates and the address and Social Security Number of such person(s) is as follows:

Name: __________________________________________________________________________

Address: _______________________________________________________________________

Social Security Number _________________________________________________________

                                        Very truly yours,


-------------------------------------   ----------------------------------------
Date                                    Optionee

*    The Committee may waive the six months' requirement in its discretion.

**   The Committee must approve this method in writing before your election

                                                                       EXHIBIT D

                           COMMERCE ENERGY GROUP, INC.
                            2006 STOCK INCENTIVE PLAN

                                   ----------

                           DESIGNATION OF BENEFICIARY

                                   ----------

          In connection with Award Agreements between Commerce Energy Group, Inc. (the "Company") and _______________, an individual residing at _________________ (the "Recipient"), the Recipient hereby designates the person specified below as the beneficiary of the Recipient's interest in Awards as defined in the Company's 2006 Stock Incentive Plan (the "Plan"). This designation shall remain in effect until revoked in writing by the Recipient.

               Name of Beneficiary: ______________________________________

               Address:             ______________________________________

                                    ______________________________________

                                    ______________________________________

               Social Security No.: ______________________________________

     This beneficiary designation relates to any and all of Recipient's rights under the following Award or Awards:

          [ ] any Award that Recipient has received under the Plan.

          [ ] the _________________ Award that Recipient received pursuant to an award agreement dated _________ __, ____ between Recipient and the Company.

          The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient on a later date.

                                        Date:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                            [Recipient Name]
Sworn to before me this
____ day of ____________, 200_


-------------------------------------
Notary Public
County of
          ---------------------------
State of
         ----------------------------

                                    EXHIBIT B

                           COMMERCE ENERGY GROUP, INC.

                            2006 STOCK INCENTIVE PLAN

                                   ----------

                        RESTRICTED SHARE AWARD AGREEMENT

                              (FOR U.S. EMPLOYEES)

                                   ----------

                                   AWARD NO. 3
                                  DATE 03/27/07

     In consideration of, and as a reward for, your past services rendered to the Company and to provide you with an incentive for on-going superior performance (which has a value exceeding the par value of the Restricted Shares awarded pursuant to this Agreement), you are hereby awarded Restricted Shares subject to the terms and conditions set forth in this Restricted Share Award Agreement ("Award Agreement" or "Award"), and in the Commerce Energy Group, Inc. 2006 Stock Incentive Plan (the "Plan"), which is attached hereto as Exhibit A. A summary of the Plan appears in its Prospectus, which is attached as Exhibit B. You should carefully review these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award, including your tax alternatives and their consequences.

     By executing this Award Agreement, you agree to be bound by all of the Plan's terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the "Board") of Commerce Energy Group, Inc. (the "Company") or and Committee appointed by the Board to administer the Plan, and shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you, your heirs and representatives. Capitalized terms are defined in the Plan or in this Award Agreement.

1. SPECIFIC TERMS. Your Restricted Shares have the following terms:

Name of Participant     ERIK A. LOPEZ, SR.

Number of Shares        60,000
Subject to Award

Purchase Price per      Not applicable.
Share (if applicable)

Award Date              March 27, 2007

Vesting 20,000 Restricted Shares to vest on each of the next three anniversaries of the Participant's first date of employment, March 26, 2008, March 26, 2009 and March 26,
                        2010; subject to acceleration as provided in the Plan, in Section 2 below, and in your employment agreement with the

Commerce Energy Group, Inc.
Restricted Shares Award Agreement
Page 2


                        Company dated March 26, 2007 and to your Continuous
                        Service not ending before the vesting date.

Lifetime Transfer       [X] Allowed.   [ ] Not allowed.

Deferral Elections      [X] Allowed in accordance with Section 8(g) of the Plan.   [ ] Not allowed.

2. ACCELERATED VESTING; CHANGE IN CORPORATE CONTROL. To the extent you have not previously vested in your rights with respect to this Award, your Award will become -

     [ ] ___% vested if your Continuous Service ends due to your death or "disability" within the meaning of Section 409A of the Code;

     [ ] ___% vested if your Continuous Service ends due to your retirement at or after you have attained the age of ___ and completed at least ___ full years of Continuous Service;

     [ ] according to the following schedule if your Continuous Service ends due to an Involuntary Termination that occurs within the one year period following a Change in Control:

Date on which Your Involuntary Termination        Portion of Your Award
  Occurs (by reference to Date of Award)     As to which Vesting Accelerates
------------------------------------------   -------------------------------
Before 1st Anniversary                                       0%
Between 1st and 2nd Anniversary                            ___%
After 2nd Anniversary                                      ___%

3. INVESTMENT PURPOSES. You acknowledge that you are acquiring your Restricted Shares for investment purposes only and without any present intention of selling or distributing them.

4. ISSUANCE OF RESTRICTED SHARES. Until all vesting restrictions lapse, any certificates that you receive for Restricted Shares will include a legend stating that they are subject to the restrictions set forth in the Plan and this Award Agreement. Certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy tax-withholding obligations. The certificates evidencing such Restricted Shares that will be issued will bear the following legend that shall remain in place and effective until all other vesting restrictions lapse and new certificates are issued:

     "The sale or other transfer of the Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Commerce Energy Group, Inc. 2006 Stock Incentive Plan, and in any rules and administrative procedures adopted pursuant to such Plan and in a related Award Agreement. A copy of the Plan, such rules and procedures and such Award Agreement may be obtained from the Secretary of Commerce Energy Group, Inc."

Commerce Energy Group, Inc.
Restricted Shares Award Agreement
Page 3


5. UNVESTED RESTRICTED SHARES. The Company will hold such Restricted Shares in escrow until vesting occurs. You will be reflected as the owner of record on the Company's books and records of any Shares issued pursuant to this Award Agreement. The Company will hold the stock certificates for safekeeping until such Shares have become vested and non-forfeitable. You must deliver to the Company, as soon as practicable after the date any Shares are issued, a stock power, endorsed in blank, with respect to any such Shares. If you forfeit any Shares, the stock power will be used to return the certificates for the forfeited Shares to the transfer agent for cancellation. As the owner of record of any Restricted Shares you qualify to receive pursuant to this Award Agreement, you will be entitled to all rights of a stockholder of the Company, including the right to vote Shares; subject, however, to the provisions of
Section 6 hereof with respect to any cash or stock dividends that are paid between the date of this Award and your receipt of Shares pursuant to a vesting event, subject in each case to the treatment of the Award upon termination of employment before the particular record date for determining stockholders of record entitled to the payment of the dividend or distribution. To the extent such dividend is paid in stock, such stock shall be subject to the same restrictions contained in Section 1.

6. DIVIDENDS. When Shares are delivered to you or your duly-authorized transferee pursuant to the vesting of the Shares, you or your duly-authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued. To the extent that your Continuous Service ends before vesting of the Shares, you will forfeit all dividends (whether paid in cash or in stock) attributable to all such Shares.

7. LONG-TERM CONSIDERATION FOR AWARD. The Participant recognizes and agrees that the Company's key consideration in granting this Award is securing the long-term commitment of the Participant to serve an officer of the Company who will advance and promote the business interests and objectives of the Company and/or its Affiliates (the "Company Group"). Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 25 of the Plan (relating to the termination, rescission and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

          Fiduciary Duty. During his or her employment with the Company Group the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her job responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

          Confidential Information. The Participant recognizes that by virtue of his or her employment with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known, and not readily accessible to the competitors of the Company Group. This information (the "Confidential Information") includes, but is not limited to, current and prospective customers; the identity of key contacts at such customers; customers' particularized preferences and needs; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique

Commerce Energy Group, Inc.
Restricted Shares Award Agreement
Page 4


and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her employment with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

          Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her employment with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her employment. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her employment with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the customer relationships of the Company Group. The Participant also recognizes the legitimate interest of the Company Group in protecting, for a reasonable period of time after his or her employment with the Company Group, the customers of the Company Group. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending one (1) year after termination of Participant's employment with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer of the Company, market, offer, sell or otherwise furnish any products or services similar to, or otherwise competitive with, those offered by the Company Group to any customer of the Company Group.

          Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending two (2) years after termination of Participant's employment with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

          Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant's employment with the Company Group for any reason, and (ii) the termination of the Plan, for any reason. The Participant acknowledges and agrees that the grant of Restricted Shares in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

          (i) declaration that the Award is null and void and of no further force or effect;

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Commerce Energy Group, Inc.
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          (ii) recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award;

          (iii) recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

          (f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her employment with the Company Group.

8. SECTION 83(B) ELECTION NOTICE. If you make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares underlying your Restricted Shares (a "Section 83(b) election"), you agree to provide a copy of such election to the Company within 10 days after filing that election with the Internal Revenue Service. Exhibit C contains a suggested form of Section 83(b) election.

9. DESIGNATION OF BENEFICIARY. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the "Beneficiary") to your interest, if any, in the Restricted Shares awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as Exhibit D (the "Designation of Beneficiary") and delivering an executed copy of the Designation of Beneficiary to the Company.

10. RESTRICTIONS ON TRANSFER. This Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, the Participant may transfer this Award (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in subsection (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of the following relatives of the Participant (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of the following relatives of the Participant): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships. Any transferee of the Participant's rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan.

11. INCOME TAXES AND DEFERRED COMPENSATION. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate
Section 409A of the Code, and (iii) for any distribution

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Commerce Energy Group, Inc.
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election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

12. NOTICES. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

13. BINDING EFFECT. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

14. MODIFICATIONS. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan and provided that you must consent in writing to any modification that adversely alters or impairs any rights or obligations under this Award Agreement.

15. HEADINGS. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

16. SEVERABILITY. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

17. COUNTERPARTS. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

18. PLAN GOVERNS. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement and your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

19. GOVERNING LAW. The laws of the State of Delaware shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

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Commerce Energy Group, Inc.
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20. NOT A CONTRACT OF EMPLOYMENT. By executing this Award Agreement you acknowledge and agree that (i) any person who is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the right of the Company Group, as applicable to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

21. EMPLOYMENT AGREEMENT PROVISION By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section 5 of your employment agreement with the Company and Erik A. Lopez, Sr., dated as of March 26, 2007.

          BY YOUR SIGNATURE BELOW, along with the signature of the Company's representative, you and the Company agree that the Restricted Shares are awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

                                        COMMERCE ENERGY GROUP, INC.


                                        By:
                                            ------------------------------------
                                        Name: Steven S. Boss
                                        Title: Chief Executive Officer


                                        PARTICIPANT

                                        The undersigned Participant hereby
                                        accepts the terms of this Award
                                        Agreement and the Plan.


                                        By:
                                            ------------------------------------
                                        Name of Participant:  Erik A. Lopez, Sr.

                                                                       EXHIBIT A

                           COMMERCE ENERGY GROUP, INC.

                            2006 STOCK INCENTIVE PLAN

1. ESTABLISHMENT, PURPOSE, AND TYPES OF AWARDS

     Commerce Energy Group, Inc. (the "Company") hereby establishes this equity-based incentive compensation plan to be known as the "Commerce Energy Group, Inc. 2006 Stock Incentive Plan" (hereinafter referred to as the "Plan"), in order to provide incentives and awards to select employees, directors, consultants, and advisors of the Company and its Affiliates.

     The Plan permits the granting of the following types of awards ("Awards"), according to the Sections of the Plan listed here:

     Section 6  Options
     Section 7  Share Appreciation Rights
     Section 8  Restricted Shares, Restricted Share Units, and Unrestricted
                Shares
     Section 9  Deferred Share Units
     Section 10 Performance Awards

     The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2. DEFINED TERMS

     Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in APPENDIX A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3. SHARES SUBJECT TO THE PLAN

     Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 1,453,334 Shares, provided that the Company shall not make additional awards under the Commonwealth Energy Corporation 1999 Equity Incentive Plan, as amended and assumed by Commerce Energy Group, Inc. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

     Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting or distribution of an Award. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards), provided that any Shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to future ISO Awards.

4. ADMINISTRATION

    (a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 2


absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

     (b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

     (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

          (i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

          (ii) to determine, from time to time, the Fair Market Value of Shares;

          (iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

          (iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

          (v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

          (vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company's rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

          (vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

     Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

     (d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee's prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee's interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

     (e) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 3


allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney's fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5. ELIGIBILITY

     (a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a "parent corporation" or "subsidiary corporation" within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

     (b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 23, 24, and 25 unless otherwise specifically provided in an Award Agreement.

     (c) Limits on Awards. During any calendar year, no Participant may receive Options and SARs that relate to more than 1,000,000 Shares. The Committee will adjust this limitation pursuant to Section 13 below.

     (d) Replacement Awards. Subject to Applicable Laws (including any associated Shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless the Company's shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

6. OPTION AWARDS

     (a) Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

     (b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 4


     (c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

     (d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that (i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and (ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

     (e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

     (f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

     (g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

          (i) cash or check payable to the Company (in U.S. dollars);

          (ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

          (iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant's broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

          (iv) any combination of the foregoing methods of payment.

     The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

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Commerce Energy Group, Inc.
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     (h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

     The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant's Continuous Service:

          (i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant's Continuous Service (other than as a result of Participant's death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (ii) Disability. In the event of termination of a Participant's Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iii) Retirement. In the event of termination of a Participant's Continuous Service as a result of Participant's retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant's Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant's death, by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant's Continuous Service terminated.

          (v) Cause. If the Committee determines that a Participant's Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

     (i) Reverse Vesting. The Committee in its sole discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

     (j) Buyout Provisions. The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

7. SHARE APPRECIATE RIGHTS (SARS)

     (a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

          (i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 6


     Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

          (ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

          (iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company's shareholders generally in connection with the event.

     (b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of federal securities laws applicable to proxy statement disclosures.

     (c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, but shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

     (d) Effect on Available Shares. All SARs that may be settled in shares of the Company's stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares actually issued upon settlement of the SARs.

     (e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying --

          (i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

          (ii) the number of Shares with respect to which the SAR has been exercised.

     Notwithstanding the foregoing, an SAR granted independently of an Option
(i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with
Section 409A of the Code.

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 7


     (f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares, with cash paid in lieu of fractional shares. Unless otherwise provided in an Award Agreement, all SARs shall be settled in Shares as soon as practicable after exercise.

     (g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant's Continuous Service.

     (h) Buy out. The Committee has the same discretion to buy out SARs as it has to take such actions pursuant to Section 6(j) above with respect to Options.

8. RESTRICTED SHARES, RESTRICTED SHARE UNITS, AND UNRESTRICTED SHARES

     (a) Grants. The Committee may in its sole discretion grant restricted shares ("Restricted Shares") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met ("Restricted Share Units") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares ("Unrestricted Shares"), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

     (b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant's interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant's Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

     (c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

     (d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant's Restricted Shares (or Shares underlying Restricted Share Units) and the Participant's satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

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Commerce Energy Group, Inc.
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Page 8


     (e) Dividends Payable on Vesting. Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 8(d) above as a result of the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant or duly-authorized transferee shall also be entitled to receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the sole discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released from the vesting restrictions in the case of Restricted Shares or issued in the case of Restricted Share Units.

     (f) Section 83(b) Elections. A Participant may make an election under
Section 83(b) of the Code (the "Section 83(b) Election") with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make a
Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant's Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant's Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

     (g) Deferral Elections. At any time within the thirty-day period (or other shorter or longer period that the Committee selects in its sole discretion) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.

9. DEFERRED SHARE UNITS

     (a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the "Election Form"), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a
Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the "Account") a number of deferred share units ("Deferred Share Units") having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who first becomes eligible to defer hereunder) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

     (b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

     (c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant's Continuous Service terminates, unless --

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 9


          (i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant's Continuous Service, and

          (ii) the Company received the Participant's distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant's election, and
     (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

     Fractional shares shall not be issued, and instead shall be paid out in cash.

     (d) Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

     (e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant's Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant's spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant's property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     (f) Unsecured Rights to Deferred Compensation. A Participant's right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant's duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant's duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10. PERFORMANCE AWARDS

     (a) Performance Units. Subject to the limitations set forth in paragraph
(c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

     (b) Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a "Performance Compensation Award" (payable in cash or Shares) in order that such Award constitutes "qualified performance-based compensation" under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as "qualified performance-based compensation" within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a "Performance Period," "Performance Measure(s)", and "Performance Formula(e)" (each such term being hereinafter

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 10


defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

     A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant's Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

     (c) Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 1,000,000 Shares and $1,000,000 in cash. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

     (d) Definitions.

          (i) "Performance Formula" means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

          (ii) "Performance Measure" means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

          (iii) "Performance Period" means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant's rights in respect of an Award.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 11


     (e) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.

11. TAXES

     (a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant's death, the person who succeeds to the Participant's rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

     (b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

     (c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the "Tax Date").

     (d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

     (e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004,
(ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate
Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 12


Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

12. NON-TRANSFERABILITY OF AWARDS

     (a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

     (b) Limited Transferability Rights. Notwithstanding anything else in this
Section 12, the Committee may in its discretion provide in an Award Agreement that an Award other than an ISO may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant's "Immediate Family" (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant's designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant's rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER TRANSACTIONS

     (a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

     (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

     (c) Change in Control. In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company's shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

          (i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation");

          (ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 13


     Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

          (iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards;

          (iv) terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation; or

          (v) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

     Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's termination, unless an Award Agreement provides otherwise.

     (d) Certain Distributions. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14. TIME OF GRANTING AWARDS.

     The date of grant ("Grant Date") of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant's employment relationship with the Company.

15. MODIFICATION OF AWARDS AND SUBSTITUTION OF OPTIONS.

     (a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant's rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

     (b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 14


outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided
(i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16. TERM OF PLAN.

     The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17. AMENDMENT AND TERMINATION OF THE PLAN.

     (a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

     (b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18. CONDITIONS UPON ISSUANCE OF SHARES.

     Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19. RESERVATION OF SHARES.

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. EFFECTIVE DATE.

     This Plan shall become effective on the date on which it has received approval by a vote of a majority of the votes cast at a duly held meeting of the Company's shareholders (or by such other shareholder vote that the Administrator determines to be sufficient for the issuance of Shares or stock options according to the Company's governing documents and applicable state law).

21. CONTROLLING LAW.

     All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22. LAWS AND REGULATIONS.

     (a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options,

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 15


Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

     (b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23. NO SHAREHOLDER RIGHTS.

     Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company's governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24. NO EMPLOYMENT RIGHTS.

     The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant's right or the Company's right to terminate the Participant's employment, service, or consulting relationship at any time, with or without Cause.

25. TERMINATION, RESCISSION AND RECAPTURE.

     (a) Each Award under the Plan is intended to align the Participant's long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, except as otherwise expressly provided in the Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards ("Termination"), rescind any exercise, payment or delivery pursuant to the Award ("Rescission"), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant's sale of Shares issued pursuant to the Award ("Recapture"), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the "Conditions").

     (b) A Participant shall not, without the Company's prior written authorization, disclose to anyone outside the Company, or use in other than the Company's business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 16


     (c) Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

     (d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant's then-current employer or any entity for which the Participant performs business services and the Participant's title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

     (e) If the Company determines, in its sole and absolute discretion, that
(i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within one year after its termination for any reason, a Participant (a) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant's relevant Awards, Shares, and the proceeds thereof.

     (f) Within ten days after receiving notice from the Company of any such activity, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 21 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant's Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and
(ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

     (g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company's authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

     (h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

     (i) Notwithstanding any provision of this Section, if any provision of this
Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 17


extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

     Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award Agreement, this Section shall not be applicable: (i) to any Participant who is not, on the Award Date, an Employee of the Company or its Affiliates; and (ii) to any Participant from and after his or her termination of Continuous Service after a Change in Control.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 18


                           COMMERCE ENERGY GROUP, INC.

                            2006 STOCK INCENTIVE PLAN

                                   ----------

                             APPENDIX A: DEFINITIONS

                                   ----------

     As used in the Plan, the following definitions shall apply:

     "AFFILIATE" means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

     "APPLICABLE LAW" means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

     "AWARD" means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

     "AWARD AGREEMENT" means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" for termination of a Participant's Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant's willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant's commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant's material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

     The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee's determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time, and the term "Company" will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

     "CHANGE IN CONTROL" means any of the following:

          (i) Acquisition of Controlling Interest. Any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities. In applying the preceding sentence, (i) securities acquired directly from the Company or its Affiliates by or for the Person shall not be taken into account, and (ii) an agreement to vote securities shall be

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 19


     disregarded unless its ultimate purpose is to cause what would otherwise be a Change in Control, as reasonably determined by the Board.

          (ii) Change in Board Control. During a consecutive 2-year period commencing after the date of adoption of this Plan, individuals who constituted the Board at the beginning of the period (or their approved replacements, as defined in the next sentence) cease for any reason to constitute a majority of the Board. A new Director shall be considered an "approved replacement" Director if his or her election (or nomination for election) was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the period or were themselves approved replacement Directors, but in either case excluding any Director whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board.

          (iii) Merger. The Company consummates a merger, or consolidation of the Company with any other corporation unless: (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities.

          (iv) Sale of Assets. The stockholders of the Company approve an agreement for the sale or disposition by the Company of all, or substantially all, of the Company's assets.

          (v) Liquidation or Dissolution. The stockholders of the Company approve a plan or proposal for liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     "CODE" means the U.S. Internal Revenue Code of 1986, as amended.

     "COMMITTEE" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are "outside directors" within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

     "COMPANY" means Commerce Energy Group, Inc., a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term "Company" shall refer to the Company in such new jurisdiction.

     "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

     "CONTINUOUS SERVICE" means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) in the case of transfers between locations of the Company or

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 20


between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

     "DEFERRED SHARE UNITS" mean Awards pursuant to Section 9 of the Plan.

     "DIRECTOR" means a member of the Board, or a member of the board of directors of an Affiliate.

     "DISABLED" means a condition under which a Participant --

          (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

          (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

     "ELIGIBLE PERSON" means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

     "EMPLOYEE" means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" means, as of any date (the "Determination Date") means:
(i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the "Exchange"), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or
(iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

     "GRANT DATE" has the meaning set forth in Section 14 of the Plan.

     "INCENTIVE SHARE OPTION OR ISO" hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

     "INVOLUNTARY TERMINATION" means termination of a Participant's Continuous Service under the following circumstances occurring on or after a Change in
Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site at the time of the Change in Control; or (C) a material reduction in Participant's total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Page 21


     "NON-ISO" means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

     "OPTION" means any stock option granted pursuant to Section 6 of the Plan.

     "PARTICIPANT" means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

     "PERFORMANCE AWARDS" mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

     "PERFORMANCE COMPENSATION AWARDS" mean Awards granted pursuant to Section 10(b) of the Plan.

     "PERFORMANCE UNIT" means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

     "PERSON" means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

     "PLAN" means this Commerce Energy Group, Inc. 2006 Stock Incentive Plan.

     "REPORTING PERSON" means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

     "RESTRICTED SHARES" mean Shares subject to restrictions imposed pursuant to
Section 8 of the Plan.

     "RESTRICTED SHARE UNITS" mean Awards pursuant to Section 8 of the Plan.

     "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

     "SAR" OR "SHARE APPRECIATION RIGHT" means Awards granted pursuant to
Section 7 of the Plan.

     "SHARE" means a share of common stock of the Company, par value $0.001, as adjusted in accordance with Section 13 of the Plan.

     "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

     "UNRESTRICTED SHARES" mean Shares awarded pursuant to Section 8 of the Plan.

                                                                       EXHIBIT B

MEMORANDUM

                           COMMERCE ENERGY GROUP, INC.

                            2006 STOCK INCENTIVE PLAN

                                  COMMON STOCK
                               ($0.001 PAR VALUE)

          This Memorandum relates to shares of common stock, $0.001 par value per share (the "Common Stock"), of Commerce Energy Group, Inc., a Delaware corporation (the "Company"), issuable in satisfaction of awards made under Commerce Energy Group, Inc.'s 2006 Stock Incentive Plan (the "Plan") to eligible employees, consultants and directors of the Company. Stock options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, deferred share units, performance shares and performance units may be awarded under the Plan.

                                   ----------

                   The date of this Memorandum is May 8, 2006.

                                   ----------

  THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE
    BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS MEMORANDUM AND THE DOCUMENTS INCORPORATED BY REFERENCE IN THIS MEMORANDUM CONSTITUTE A SECTION
                   10(A) PROSPECTUS UNDER THE SECURITIES ACT.

                           COMMERCE ENERGY GROUP, INC.
                           600 Anton Blvd., Suite 200
                          Costa Mesa, California 92626

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 2


          This Memorandum does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which it relates or an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation.

          Neither delivery of this Memorandum nor any sale made thereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Company or in any information included therein, in any supplement thereto or in any document incorporated by reference since the date hereof or thereof.

                                     GENERAL

          This Memorandum relates to shares of common stock, $0.001 par value per share (the "Common Stock"), of Commerce Energy Group, Inc., a Delaware corporation (the "Company"), issuable in satisfaction of awards under the Company's 2006 Stock Incentive Plan (the "Plan") to eligible employees, consultants and directors of the Company. Stock options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, deferred share units, performance shares and performance units may be awarded under the Plan, though only employees may receive stock options classified as incentive stock options ("ISOs") which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options awarded under the Plan may be either ISOs or non-qualified stock options ("non-ISOs") which are not intended to qualify as ISOs. Share appreciation rights may be granted in tandem with options or as free-standing awards. Options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, deferred shares, and performance awards vest in accordance with the terms established by the committee administering the Plan, which may include conditions relating to completion of a specified period of service or achievement of performance standards.

          Any person deemed to be an "affiliate" of the Company may re-offer or resell shares of Common Stock acquired pursuant to the Plan without registration under the Securities Act of 1933, as amended (the "Act"), upon compliance with Rule 144 under the Act. Participants who are not "affiliates" of the Company may resell the shares of Common Stock acquired pursuant to the Plan without the need to comply with Rule 144. For purposes of Rule 144, an "affiliate" of an issuer is a person that directly or indirectly, through the use of one or more intermediaries, controls, or is controlled by, or is under common control with, such issuer. Acquisitions of shares, exercises of options or other transactions involving shares of Common Stock pursuant to the Plan by our directors, executive officers or a 10% stockholder could be subject to the provisions of
Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act").

          The Plan became effective as of January 26, 2006, the date that it was approved by the Company's Stockholders. As currently operating, the Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974. The complete text of the Plan appears below under the caption "2006 Stock Incentive Plan."

                            2006 STOCK INCENTIVE PLAN

1. ESTABLISHMENT, PURPOSE, AND TYPES OF AWARDS

    Commerce Energy Group, Inc. (the "Company") hereby establishes this equity-based incentive compensation plan to be known as the "Commerce Energy Group, Inc. 2006 Stock Incentive Plan"

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(hereinafter referred to as the "Plan"), in order to provide incentives and awards to select employees, directors, consultants, and advisors of the Company and its Affiliates.

     The Plan permits the granting of the following types of awards ("Awards"), according to the Sections of the Plan listed here:

     Section 6    Options
     Section 7    Share Appreciation Rights
     Section 8    Restricted Shares, Restricted Share Units, and Unrestricted
                  Shares
     Section 9    Deferred Share Units
     Section 10   Performance Awards

     The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2. DEFINED TERMS

     Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in APPENDIX A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3. SHARES SUBJECT TO THE PLAN

     Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 1,453,334 Shares, provided that the Company shall not make additional awards under the Commonwealth Energy Corporation 1999 Equity Incentive Plan, as amended and assumed by Commerce Energy Group, Inc. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

     Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting or distribution of an Award. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards), provided that any Shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to future ISO Awards.

4. ADMINISTRATION

     (a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as

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it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

     (b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

     (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

          (i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

          (ii) to determine, from time to time, the Fair Market Value of Shares;

          (iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

          (iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

          (v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

          (vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company's rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

          (vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

     Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

     (d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee's prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee's interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if

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challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

     (e) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney's fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5. ELIGIBILITY

     (a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a "parent corporation" or "subsidiary corporation" within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

     (b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 23, 24, and 25 unless otherwise specifically provided in an Award Agreement.

     (c) Limits on Awards. During any calendar year, no Participant may receive Options and SARs that relate to more than 1,000,000 Shares. The Committee will adjust this limitation pursuant to Section 13 below.

     (d) Replacement Awards. Subject to Applicable Laws (including any associated Shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless the Company's shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

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6. OPTION AWARDS

     (a) Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

     (b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

     (c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

     (d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that (i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and (ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

     (e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

     (f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

     (g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the

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Page 7


secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

          (i) cash or check payable to the Company (in U.S. dollars);

          (ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

          (iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant's broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

          (iv) any combination of the foregoing methods of payment.

     The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

     (h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

     The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant's Continuous Service:

          (i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant's Continuous Service (other than as a result of Participant's death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

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          (ii) Disability. In the event of termination of a Participant's
     Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iii) Retirement. In the event of termination of a Participant's Continuous Service as a result of Participant's retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant's Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant's death, by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant's Continuous Service terminated.

          (v) Cause. If the Committee determines that a Participant's Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

     (i) Reverse Vesting. The Committee in its sole discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

     (j) Buyout Provisions. The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

7. SHARE APPRECIATE RIGHTS (SARS)

     (a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

          (i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

          (ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

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          (iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company's shareholders generally in connection with the event.

     (b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of federal securities laws applicable to proxy statement disclosures.

     (c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, but shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

     (d) Effect on Available Shares. All SARs that may be settled in shares of the Company's stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares actually issued upon settlement of the SARs.

     (e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying --

          (i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

          (ii) the number of Shares with respect to which the SAR has been exercised.

     Notwithstanding the foregoing, an SAR granted independently of an Option
(i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with
Section 409A of the Code.

     (f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares, with

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2006 Stock Incentive Plan Prospectus
Page 10


cash paid in lieu of fractional shares. Unless otherwise provided in an Award Agreement, all SARs shall be settled in Shares as soon as practicable after exercise.

     (g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant's Continuous Service.

     (h) Buy out. The Committee has the same discretion to buy out SARs as it has to take such actions pursuant to Section 6(j) above with respect to Options.

8. RESTRICTED SHARES, RESTRICTED SHARE UNITS, AND UNRESTRICTED SHARES

     (a) Grants. The Committee may in its sole discretion grant restricted shares ("Restricted Shares") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met ("Restricted Share Units") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares ("Unrestricted Shares"), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

     (b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant's interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant's Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

     (c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

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2006 Stock Incentive Plan Prospectus
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     (d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant's Restricted Shares (or Shares underlying Restricted Share Units) and the Participant's satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

     (e) Dividends Payable on Vesting. Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 8(d) above as a result of the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant or duly-authorized transferee shall also be entitled to receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the sole discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released from the vesting restrictions in the case of Restricted Shares or issued in the case of Restricted Share Units.

     (f) Section 83(b) Elections. A Participant may make an election under
Section 83(b) of the Code (the "Section 83(b) Election") with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make a
Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant's Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant's Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

     (g) Deferral Elections. At any time within the thirty-day period (or other shorter or longer period that the Committee selects in its sole discretion) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.

9. DEFERRED SHARE UNITS

     (a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the "Election Form"), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a
Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the "Account") a number of deferred share units ("Deferred Share Units") having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who first becomes eligible to

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 12


defer hereunder) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to
Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

     (b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

     (c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant's Continuous Service terminates, unless --

          (i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant's Continuous Service, and

          (ii) the Company received the Participant's distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant's election, and
     (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

     Fractional shares shall not be issued, and instead shall be paid out in cash.

     (d) Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

     (e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant's Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant's spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant's property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The

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Commerce Energy Group, Inc.
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Page 13


amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     (f) Unsecured Rights to Deferred Compensation. A Participant's right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant's duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant's duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10. PERFORMANCE AWARDS

     (a) Performance Units. Subject to the limitations set forth in paragraph
(c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

     (b) Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a "Performance Compensation Award" (payable in cash or Shares) in order that such Award constitutes "qualified performance-based compensation" under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as "qualified performance-based compensation" within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a "Performance Period," "Performance Measure(s)", and "Performance Formula(e)" (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

     A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant's Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

     (c) Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 1,000,000 Shares and $1,000,000 in cash. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 14


credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

(d) Definitions.

          (i) "Performance Formula" means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

          (ii) "Performance Measure" means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

          (iii) "Performance Period" means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant's rights in respect of an Award.

     (e) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 15


9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.

11. TAXES

     (a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant's death, the person who succeeds to the Participant's rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

     (b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

     (c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the "Tax Date").

     (d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

     (e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004,
(ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate
Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 16


elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including
Section 409A, for purposes of the Plan and all Awards.

12. NON-TRANSFERABILITY OF AWARDS

     (a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

     (b) Limited Transferability Rights. Notwithstanding anything else in this
Section 12, the Committee may in its discretion provide in an Award Agreement that an Award other than an ISO may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant's "Immediate Family" (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant's designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant's rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER TRANSACTIONS

     (a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

     (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 17


     (c) Change in Control. In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company's shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

          (i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation");

          (ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

          (iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards;

          (iv) terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation; or

          (v) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

     Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's termination, unless an Award Agreement provides otherwise.

     (d) Certain Distributions. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14. TIME OF GRANTING AWARDS.

     The date of grant ("Grant Date") of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 18


determination granting such ISO or the date of commencement of the Participant's employment relationship with the Company.

15. MODIFICATION OF AWARDS AND SUBSTITUTION OF OPTIONS.

     (a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant's rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

     (b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided
(i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16. TERM OF PLAN.

     The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17. AMENDMENT AND TERMINATION OF THE PLAN.

     (a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

     (b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18. CONDITIONS UPON ISSUANCE OF SHARES.

     Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 19


deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19. RESERVATION OF SHARES.

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. EFFECTIVE DATE.

     This Plan shall become effective on the date on which it has received approval by a vote of a majority of the votes cast at a duly held meeting of the Company's shareholders (or by such other shareholder vote that the Administrator determines to be sufficient for the issuance of Shares or stock options according to the Company's governing documents and applicable state law).

21. CONTROLLING LAW.

     All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22. LAWS AND REGULATIONS.

     (a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

     (b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 20


23. NO SHAREHOLDER RIGHTS.

     Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company's governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24. NO EMPLOYMENT RIGHTS.

     The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant's right or the Company's right to terminate the Participant's employment, service, or consulting relationship at any time, with or without Cause.

25. TERMINATION, RESCISSION AND RECAPTURE.

     (a) Each Award under the Plan is intended to align the Participant's long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, except as otherwise expressly provided in the Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards ("Termination"), rescind any exercise, payment or delivery pursuant to the Award ("Rescission"), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant's sale of Shares issued pursuant to the Award ("Recapture"), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the "Conditions").

     (b) A Participant shall not, without the Company's prior written authorization, disclose to anyone outside the Company, or use in other than the Company's business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

     (c) Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

     (d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant's then-current employer or any entity for which the

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 21


Participant performs business services and the Participant's title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

     (e) If the Company determines, in its sole and absolute discretion, that
(i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within one year after its termination for any reason, a Participant (a) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant's relevant Awards, Shares, and the proceeds thereof.

     (f) Within ten days after receiving notice from the Company of any such activity, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 21 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant's Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and
(ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

     (g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company's authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

     (h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

     (i) Notwithstanding any provision of this Section, if any provision of this
Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 22


     Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award Agreement, this Section shall not be applicable: (i) to any Participant who is not, on the Award Date, an Employee of the Company or its Affiliates; and (ii) to any Participant from and after his or her termination of Continuous Service after a Change in Control.

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 23


                           COMMERCE ENERGY GROUP, INC.

                            2006 STOCK INCENTIVE PLAN

                                   ----------

                             APPENDIX A: DEFINITIONS

                                   ----------

     As used in the Plan, the following definitions shall apply:

     "AFFILIATE" means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

     "APPLICABLE LAW" means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

     "AWARD" means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

     "AWARD AGREEMENT" means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" for termination of a Participant's Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant's willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant's commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant's material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

     The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee's determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way

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Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 24


limit the Company's ability to terminate a Participant's employment or consulting relationship at any time, and the term "Company" will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

     "CHANGE IN CONTROL" means any of the following:

          (i) Acquisition of Controlling Interest. Any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities. In applying the preceding sentence, (i) securities acquired directly from the Company or its Affiliates by or for the Person shall not be taken into account, and (ii) an agreement to vote securities shall be disregarded unless its ultimate purpose is to cause what would otherwise be a Change in Control, as reasonably determined by the Board.

          (ii) Change in Board Control. During a consecutive 2-year period commencing after the date of adoption of this Plan, individuals who constituted the Board at the beginning of the period (or their approved replacements, as defined in the next sentence) cease for any reason to constitute a majority of the Board. A new Director shall be considered an "approved replacement" Director if his or her election (or nomination for election) was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the period or were themselves approved replacement Directors, but in either case excluding any Director whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board.

          (iii) Merger. The Company consummates a merger, or consolidation of the Company with any other corporation unless: (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities.

          (iv) Sale of Assets. The stockholders of the Company approve an agreement for the sale or disposition by the Company of all, or substantially all, of the Company's assets.

          (v) Liquidation or Dissolution. The stockholders of the Company approve a plan or proposal for liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     "CODE" means the U.S. Internal Revenue Code of 1986, as amended.

     "COMMITTEE" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 25


Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are "outside directors" within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

     "COMPANY" means Commerce Energy Group, Inc., a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term "Company" shall refer to the Company in such new jurisdiction.

     "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

     "CONTINUOUS SERVICE" means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

     "DEFERRED SHARE UNITS" mean Awards pursuant to Section 9 of the Plan.

     "DIRECTOR" means a member of the Board, or a member of the board of directors of an Affiliate.

     "DISABLED" means a condition under which a Participant --

          (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

          (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

     "ELIGIBLE PERSON" means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

     "EMPLOYEE" means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" means, as of any date (the "Determination Date") means:
(i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 26


"Exchange"), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

     "GRANT DATE" has the meaning set forth in Section 14 of the Plan.

     "INCENTIVE SHARE OPTION OR ISO" hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

     "INVOLUNTARY TERMINATION" means termination of a Participant's Continuous Service under the following circumstances occurring on or after a Change in
Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site at the time of the Change in Control; or (C) a material reduction in Participant's total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

     "NON-ISO" means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

     "OPTION" means any stock option granted pursuant to Section 6 of the Plan.

     "PARTICIPANT" means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

     "PERFORMANCE AWARDS" mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

     "PERFORMANCE COMPENSATION AWARDS" mean Awards granted pursuant to Section 10(b) of the Plan.

     "PERFORMANCE UNIT" means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

     "PERSON" means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 27


     "PLAN" means this Commerce Energy Group, Inc. 2006 Stock Incentive Plan.

     "REPORTING PERSON" means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

     "RESTRICTED SHARES" mean Shares subject to restrictions imposed pursuant to
Section 8 of the Plan.

     "RESTRICTED SHARE UNITS" mean Awards pursuant to Section 8 of the Plan.

     "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

     "SAR" OR "SHARE APPRECIATION RIGHT" means Awards granted pursuant to
Section 7 of the Plan.

     "SHARE" means a share of common stock of the Company, par value $0.001, as adjusted in accordance with Section 13 of the Plan.

     "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

     "UNRESTRICTED SHARES" mean Shares awarded pursuant to Section 8 of the Plan.

                         FEDERAL INCOME TAX CONSEQUENCES

          The following is a general discussion of certain U.S. federal income tax consequences relating to awards granted under the 2006 Stock Incentive Plan. This discussion does not address all aspects of U.S. federal income taxation, does not discuss state, local and foreign tax issues and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien individual. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations and rulings which could be altered materially with enactment of any new tax legislation.

          Under the United States Internal Revenue Code (the "Code"), the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to awards (subject to the participant's overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For participants, the expected U.S. tax consequences of awards are as follows:

          ISOs. ISOs may only be granted to employees and must be exercised while employed or within 3 months of the termination of employment (except in cases of death or disability). A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If either of these holding period requirements are not met, then a "disqualifying disposition"

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 28


occurs and (a) the participant recognizes ordinary income gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain "wash" sales, gifts or sales to related persons) will be characterized as capital gain or loss.

          If a participant pays the option exercise price of an ISO by the surrender of unrestricted shares of Common Stock that he or she already owns, he or she will not recognize gain or loss on the shares surrendered. A number of shares received equal to the number of shares surrendered will have a basis equal to the basis of the shares surrendered, and the participant's holding period of such shares received will include the holding period of the shares surrendered. To the extent that the value of the shares received exceeds the value of the shares surrendered, those shares received that represent such excess in value will have a basis equal to zero and a holding period that will commence on the day they are acquired. However, if a participant surrenders shares that were acquired through the previous exercise of an ISO before the end of the requisite holding period, the participant may recognize ordinary income on the surrender of those shares.

          Options otherwise qualifying as ISOs will be treated as non-ISOs to the extent that the fair market value of the shares with respect to which incentive stock options granted after 1986 are exercisable for the first time by a participant during any calendar year (under all of the Company's plans and those of any of its subsidiaries) exceeds $100,000. This rule is applied by taking the options into account in the order in which they are granted.

          Non-ISOs. A participant will not recognize income at the time that a non-ISO is granted. At the time a non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares issued to the participant on the exercise date over
(b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

          If a participant pays the option price of a non-ISO in whole or in part by the surrender of Common Stock that he or she already owns, he or she will not recognize gain or loss on the shares surrendered. A number of shares received equal to the number of shares surrendered will have a tax basis equal to the basis of the shares surrendered, and the participant's holding period of such shares received will include the holding period of the shares surrendered. To the extent that the value of the shares received upon exercise exceeds the value of the shares surrendered, the excess (reduced by the amount of any cash paid by the participant) will be ordinary income. Furthermore, the shares received that represent such excess in value will have a basis equal to their fair market value and a holding period that will commence on the day after they are acquired. However, if the shares surrendered are considered substantially non-vested property within the meaning of Section 83 of the Code, a Section 83(b) Election (as defined below) with respect to the shares has not been made, and certain shares received upon exercise are considered substantially non-vested property, the participant will generally recognize ordinary income in the year during which the restrictions terminate on the shares received.

          Share Appreciation Rights. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the amount or cash received and the fair market value of any shares that the participant receives.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 29


          Restricted Shares, Restricted Share Units, Deferred Share Units, Performance Awards, and Unrestricted Shares. In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, deferred share units, or performance awards, unless the participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the award pursuant to an election under Section 83(b) of the Code (a "Section 83(b) Election"). In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an award, a participant must recognize taxable compensation income equal to the value of any cash or unrestricted shares that the participant receives. The same tax consequences apply to performance awards and awards of unrestricted shares.

          Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not performance-based" within the meaning of Code section 162(m) in certain circumstances. The 2005 Plan is designed to permit certain awards that qualify as performance-based compensation for this purpose.

          Special Rules Applicable to Insiders. In limited circumstances where the sale of Common Stock received as a result of a grant or award could subject those participants who are directors or officers of the Company subject to
Section 16(b) of the Exchange Act (collectively, "Insiders") to a lawsuit under
Section 16(b) of the Exchange Act, the tax consequences to the Insider may differ from the tax consequences described above. In these circumstances, unless
Section 83(b) Election has been made, the principal difference (in cases where the Insider would otherwise be currently taxed upon the participant's receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the Insider to suit under Section 16(b) of the Exchange Act, but no longer than six months.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

          The following documents previously filed by the Company with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

               - The Company's Annual Report on Form 10-K for the year ended July 31, 2005 filed with the Commission on October 31, 2005;

               - The Company's Quarterly Report on Form 10-Q for the quarter ended October 31, 2005 filed with the Commission on December 15, 2005;

               - The Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 2006 filed with the Commission on March 16, 2006;

               - The Company's amended Quarterly Report on Form 10-Q/A (Amendment No. 1) for the quarter ended October 31, 2004 filed with the Commission on October 31, 2005;

               - The Company's amended Quarterly Report on Form 10-Q/A (Amendment No. 3) for the quarter ended January 31, 2005 filed with the Commission on October 31, 2005;

               - The Company's amended Quarterly Report on Form 10-Q/A (Amendment No. 2) for the quarter ended April 30, 2005 filed with the Commission on October 31, 2005;

               - The Registrant's Current Reports on Form 8-K, as filed with the Commission on August 2, 2005, August 5, 2005, August 30, 2005, September 30, 2005, October 13, 2005, October 31,
                    2005,

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 30


                    November 14, 2005, November 17, 2005, November 23, 2005, December 2, 2005, December 6, 2005, December 8, 2005, December 15, 2005 (but specifically not incorporating by reference herein the Form 8-K filed on December 15, 2005 announcing the Company's earnings for the quarter ended October 31, 2005), February 1, 2006, March 2, 2006 and April 18, 2006;

               - The Company's amended Current Report on Form 8-K/A (Amendment No. 2) filed with the Commission on August 2, 2005; and

               - the description of the Common Stock, par value $.001 per share, of the Company and the common stock purchase rights, which is incorporated by reference into the Company's registration statement on Form 8-A, filed with the Commission on July 6, 2004, pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and any amendment or report filed for the purpose of updating such description.

          In addition, all documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference into this Memorandum and to be a part hereof from the date of filing of such documents with the Securities and Exchange Commission.

          Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Memorandum to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Memorandum.

                      USE OF PROCEEDS, TAX WITHHOLDING AND
                                    NO LIENS

          Any proceeds that the Company receives from the sale of Common Stock pursuant to Awards will be used for general corporate purposes. Employment and withholding taxes will apply to the income arising from Awards. Participants will not be subject to any additional charges (other than payment of the exercise price for Options) in connection with their Awards. Nor does the Plan allow for any liens on any Awards, funds, or Common Stock that Participants hold or may receive pursuant to the Plan.

                             ADDITIONAL INFORMATION

          Additional information about the Plan and its administrators may be obtained from, and copies of the following documents or reports will be furnished without charge upon written or oral request to the Secretary, Commerce Energy Group, Inc., 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626; telephone number (714) 259-2500:

          - Documents or reports incorporated by reference in this Memorandum (excluding exhibits to such documents or reports unless such exhibits are specifically incorporated by reference into such documents or reports);

          - The Company's annual report to shareholders for the latest fiscal year; and

Commerce Energy Group, Inc.
2006 Stock Incentive Plan Prospectus
Page 31


          - All reports, proxy statements and other communications distributed to the shareholders of the Company.

         All participants shall receive, if they do not otherwise receive such materials, copies of all reports, proxy statements and other communications distributed to the Company's security holders generally. Such materials shall be delivered not later than the time at which they are sent to the Company's security holders.

                                                                       EXHIBIT C

                           COMMERCE ENERGY GROUP, INC.
                            2006 STOCK INCENTIVE PLAN

                                   ----------

                           SECTION 83(B) ELECTION FORM

                                   ----------

Attached is an Internal Revenue Code Section 83(b) Election Form. IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, YOU MUST DO SO WITHIN 30 DAYS AFTER THE DATE THE RESTRICTED SHARES COVERED BY THE ELECTION WERE TRANSFERRED TO YOU. In order to make the election, you must completely fill out the attached form and file one copy with the Internal Revenue Service office where you file your tax return. In addition, one copy of the statement also must be submitted with your income tax return for the taxable year in which you make this election. Finally, you also must submit a copy of the election form to the Company within 10 days after filing that election with the Internal Revenue Service. A Section 83(b) election normally cannot be revoked.

                           COMMERCE ENERGY GROUP, INC.
                            2006 STOCK INCENTIVE PLAN

                                   ----------

         ELECTION TO INCLUDE VALUE OF RESTRICTED SHARES IN GROSS INCOME
          IN YEAR OF TRANSFER UNDER INTERNAL REVENUE CODE SECTION 83(B)

                                   ----------

     Pursuant to Section 83(b) of the Internal Revenue Code, I hereby elect within 30 days after receiving the property described herein to be taxed immediately on its value specified in item 5 below.

1.   My General Information:

               Name: __________________________________
               Address: _______________________________

                        _______________________________
               S.S.N.
               or T.I.N.: _____________________________

2. Description of the property with respect to which I am making this election:

          60,000 shares of restricted common stock of Commerce Energy Group, Inc. (the "Restricted Shares").

3. The Restricted Shares were transferred to me on March 27, 2007. This election relates to the 2007 calendar taxable year.

4.   The Restricted Shares are subject to the following restrictions:

          The Restricted Shares are forfeitable until they is are earned in accordance with Section 1 of the Commerce Energy Group, Inc. 2006 Stock Incentive Plan ("Plan") Restricted Shares Award Agreement ("Award Agreement") or other Award Agreement or Plan provisions. The Restricted Shares generally are not transferable until my interest becomes vested and nonforfeitable, pursuant to the Award Agreement and the Plan.

5.   Fair market value:

          The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms never will lapse) of the Restricted Shares with respect to which I am making this election is $_____ per share.

6.   Amount paid for Restricted Shares:

          The amount I paid for the Restricted Shares is $0 per share.

7.   Furnishing statement to employer:

          A copy of this statement has been furnished to my employer, ______________. If the transferor of the Restricted Shares is not my employer, that entity also has been furnished with a copy of this statement.

8.   Award Agreement or Plan not affected:

          Nothing contained herein shall be held to change any of the terms or conditions of the Award Agreement or the Plan.

Dated: ____________ __, 20__.


                                        ----------------------------------------
                                        Taxpayer

                                                                      EXHIBIT D

                           COMMERCE ENERGY GROUP, INC.
                            2006 STOCK INCENTIVE PLAN

                                   ----------

                           DESIGNATION OF BENEFICIARY

                                   ----------

          In connection with Award Agreements between Commerce Energy Group, Inc. (the "Company") and _______________, an individual residing at ___________________ (the "Recipient"), the Recipient hereby designates the person specified below as the beneficiary of the Recipient's interest in Awards as defined in the Company's 2006 Stock Incentive Plan (the "Plan"). This designation shall remain in effect until revoked in writing by the Recipient.

               Name of Beneficiary: ______________________________________

               Address:             ______________________________________

                                    ______________________________________

                                    ______________________________________

               Social Security No.: ______________________________________

     This beneficiary designation relates to any and all of Recipient's rights under the following Award or Awards:

          [ ]  any Award that Recipient has received under the Plan.

          [ ] the _________________ Award that Recipient received pursuant to an award agreement dated _________ __, ____ between Recipient and the Company.

          The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient on a later date.

                                        Date:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                            [Recipient Name]

Sworn to before me this
____ day of ____________, 200_


-------------------------------------
Notary Public
County of
          ---------------------------
State of
         ----------------------------

                                    EXHIBIT C

                    SEPARATION AGREEMENT AND GENERAL RELEASE

     This Separation Agreement and General Release (this "Agreement") is hereby entered into by and between Erik A. Lopez, Sr., an individual (the "Executive"), and Commerce Energy Group, Inc., a Delaware corporation, on behalf of itself and all of its subsidiaries (collectively, the "Company").

                                    RECITALS

     A. The Executive has been employed by the Company pursuant to an Employment Agreement by and between the Company and the Executive effective as of March 26, 2007, attached hereto as Exhibit A (the "Employment Agreement"), serving as Senior Vice President and General Counsel of the Company; and

     B. The Executive's employment with the Company and any of its parents, direct or indirect subsidiaries, affiliates, divisions or related entities (collectively referred to herein as the "Company and its Related Entities") will be ended on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

     In consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

          1. Effective Date. Except as otherwise provided herein, this Agreement shall be effective on the eighth day after it has been executed by both of the parties (the "Effective Date").

          2. End of Employment. The Executive's employment with the Company and its Related Entities has ended or will end, effective as of 12:00 p.m. PDT, on ______________ (the "Termination Date").

          3. Continuation of Benefits After the Termination Date. Except as expressly provided in this Agreement or in the plan documents governing the Company's employee benefit plans, after the Termination Date, the Executive will no longer be eligible for, receive, accrue, or participate in any other benefits or benefit plans provided by the Company and its Related Entities, including, without limitation, medical, dental and life insurance benefits, and the Company's 401(k) retirement plan; provided, however, that nothing in this Agreement shall waive the Executive's right to any vested amounts in the Company's 401(k) retirement plan, which amounts shall be handled as provided in the plan.

          4. COBRA Benefits. The Company shall provide the Executive with continuation coverage under the terms of COBRA for a period of twelve (12) months following the Termination Date, as long as [IF AGE 40 OR OVER ON TERMINATION DATE: and the Executive has not revoked this Agreement as provided in Section 15(c), below, and] the Company's Chief Executive Officer has received a signed original of this Agreement. Thereafter, the Executive shall have the right to continue such coverage at his own expense in accordance with the provisions of COBRA.

          5. Normal Salary Through Termination Date. Within one business day after the Termination Date, the Company shall pay the Executive the prorated portion of his salary earned through the Termination Date, and for all accrued, unused vacation days.

          6. Severance Payments. In return for the Executive's promises in this Agreement, the Company will provide Executive with a severance payment in the gross amount of $________________, which is equal to [twelve (12) months of base salary ("Severance Payment"), less required withholdings and authorized deductions. The foregoing amount shall be paid as follows: 50% of said amount payable in a lump sum on the first business day after six (6) months from the Termination Date, [IF AGE 40 OR OVER ON THE TERMINATION DATE: as long as the Executive has not revoked this Agreement as provided in Section 15(c), below, and] and the Company's Chief Executive Officer has received a signed original of this Agreement, and the remaining 50% payable in six (6) equal monthly installments starting on the business day after seven (7) months from the Termination Date. The payment[s] shall be made, at the option of the Executive, by checks mailed to the Executive or direct deposit to an account specified by him.

          7. Stock Awards and Stock Options. The number of outstanding unvested stock options and restricted stock previously granted to the Executive that would have vested over the twelve (12) month period after the Termination Date shall become immediately vested on the first business day after the Effective Date [IF AGE 40 OR OVER ON THE TERMINATION DATE; SO LONG AS THE EXECUTIVE HAS NOT REVOKED THIS AGREEMENT AS PROVIDED IN SECTION 15(C) BELOW].

          8. Effect of Subsequent Employment. If the Executive accepts employment any time prior to the expiration of the period of time equal to the months of pay constituting the Severance Payment and payment for continuation coverage under COBRA ("Severance Period"), the Company's obligation to pay the balance of the Severance Payment and the premiums for continuation coverage under COBRA will be extinguished as of the date the Executive accepts the offer of employment, and the Executive shall not receive the unpaid portion of the Severance Payment, and any COBRA continuation coverage under the Company's group health plan thereafter will be at his own expense.

          9. Acknowledgement of Total Compensation and Indebtedness. The Executive acknowledges and agrees that the cash payments under Sections 5 and 6 of this Agreement extinguish any and all obligations for monies, or other compensation or benefits that the Executive claims or could claim to have earned or claims or could claim is owed to him as a result of his employment by the Company and its Related Entities through the Termination Date, under the Employment Agreement or otherwise.

          10. Tax Consequences. The Executive acknowledges that (a) the Company has not made any representations to him about, and that he has not relied upon any statement in this Agreement with respect to, any individual tax consequences that may arise by virtue of any payment provided under this Agreement and/or his exercise of any stock options, including, but not limited to, the applicability of Section 409A of the Internal Revenue Code, and (b) he has or will consult with his own tax advisors as to any such tax consequences.

          11. Status of Related Agreements and Future Employment.

               (a) Agreements Between the Executive and the Company. The Executive and the Company agree that, in addition to this Agreement, the Employment Agreement, attached hereto as Exhibit A, and the Indemnification Agreement dated as of March 26, 2007, attached hereto as Exhibit B (the "Commerce Indemnification Agreement") are the only other executed agreements between the Company and the Executive.

               (b) Employment Agreement. The parties agree that the Employment Agreement shall be terminated as of the Termination Date. Notwithstanding the termination of the Employment Agreement, the Executive acknowledges that the duties and obligations set forth in Section 6 of the Employment Agreement extend beyond the Termination Date. In the event that any provision of this Agreement conflicts with Section 6 of the Employment Agreement, the terms and provisions of the section(s) providing the greatest protection to the Company and its Related Entities shall control.

               (c) Indemnification Agreement and Indemnification.
Notwithstanding the termination of the Employment Agreement or any provision of this Agreement, the Executive and the Company acknowledge and agree that the Commerce Indemnification Agreement shall remain in full force and effect in accordance with its terms.

          12. Release by the Executive. Except as otherwise expressly provided in this Agreement, the Executive, for himself and his heirs, executors, administrators, assigns, affiliates, successors and agents (collectively, the "Executive's Affiliates") hereby fully and without limitation releases and forever discharges the Company and its Related Entities, and each of their respective agents, representatives, shareholders, owners, officers, directors, employees, consultants, attorneys, auditors, accountants, investigators, affiliates, successors and assigns (collectively, the "Company Releasees"), both individually and collectively, from any and all waivable rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature whatsoever, known or unknown, fixed or contingent, which the Executive or any of the Executive's Affiliates has or may have or may claim to have against the Company Releasees by reason of any matter, cause, or thing whatsoever, from the beginning of time to the Effective Date ("Claims"), including, without limiting the generality of the foregoing, any Claims arising out of, based upon, or relating to the recruitment, hiring, employment, relocation, remuneration, investigation, or termination of the Executive by any of the Company Releasees, the Executive's tenure as an employee and/or an officer of any of the Company Releasees, any agreement or compensation arrangement between the Executive and any of the Company Releasees (including, without limitation, the Employment Agreement), or any act or occurrence in connection with any actual, existing, proposed, prospective or claimed ownership interest of any nature of the Executive or the Executive's Affiliates in equity capital or rights in equity capital or other securities of any of the Company Releasees, to the maximum extent permitted by law. The Executive specifically and expressly releases any Claims arising out of or based on: the California Fair Employment and Housing Act, as amended; Title VII of the Civil Rights Act of 1964, as amended; the Americans With Disabilities Act; the National Labor Relations Act, as amended; the Equal Pay Act; ERISA; any provision of the California Labor Code; the California common law on fraud, misrepresentation, negligence, defamation, infliction of emotional distress or other tort, breach of contract or covenant, violation of public policy or wrongful termination; state or federal wage and hour laws; or any other state or federal law, rule or regulation dealing with the employment relationship or operating a publicly held business. Nothing contained in this Section 12 or any other provision of this Agreement shall release or waive any right that Executive has to indemnification and/or reimbursement of expenses by the Company with respect to which Executive may be eligible as provided in Section 11(c), above, or shall prohibit Executive from filing or participating in the investigations of a charge or complaint with any state or federal agency.

          13. Waiver of Civil Code Section 1542.

               (a) The Executive understands and agrees that the release provided herein extends to all Claims released above whether known or unknown, suspected or unsuspected. The Executive expressly waives and relinquishes any and all rights he may have under California Civil Code Section 1542, which provides as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

               (b) The Executive expressly waives and releases any rights and benefits which he has or may have under any similar law or rule of any other jurisdiction. It is the intention of each party through this Agreement to fully, finally and forever settle and release the Claims as set forth above. In furtherance of such intention, the release herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery of any additional Claims or facts relating thereto.

          14. [IF AGE 40 OR OVER ON THE TERMINATION DATE: Release of Federal Age Discrimination Claims by the Executive. The Executive hereby knowingly and voluntarily waives and releases all rights and claims, known or unknown, arising under the Age Discrimination In Employment Act of 1967, as amended, which he might otherwise have had against the Company or any of the Company Releasees regarding any actions which occurred prior to the Effective Date.]

          15. [IF AGE 40 OR OVER ON TERMINATION DATE: Rights Under the Older Workers Benefit Protection Act. In accordance with the Older Workers Benefit Protection Act of 1990, the Executive hereby is advised of the following:

               (a) The Executive has the right to consult with an attorney before signing this Agreement and is encouraged by the Company to do so;

               (b) The Executive has twenty-one (21) days from his receipt of this Agreement to consider it; and

               (c) The Executive has seven (7) days after signing this Agreement to revoke Sections 9, 12 and 14 of this Agreement (which must be revoked in their entirety and as a group), and such Sections of this Agreement (as a group) will not be effective until that revocation period has expired without exercise. The Executive agrees that in order to exercise his right to revoke this Agreement within such seven (7) day period, he must do so in a signed writing delivered to the Company's Chief Executive Officer before the close of business on the seventh calendar day after he signs this Agreement.]

          16. Confidentiality of Agreement. After the execution of this Agreement by the Executive, neither the Executive, his attorney, nor any person acting by, through, under or in concert with them, shall disclose any of the terms of or amount paid under this Agreement (other than to state that the Company has filed this Agreement and/or agreements related thereto as public documents) or the negotiation thereof to any individual or entity; provided, however, that the foregoing shall not prevent such disclosures by the Executive to his attorney, tax advisors and/or immediate family members, or as may be required by law.

          17. No Filings. The Executive represents that he has not filed any lawsuits or waivable claims, charges or complaints against the Company Releasees with any local, state or federal agency or court from the beginning of time to the date of execution of this Agreement; that he will not do so at any time hereafter based upon events prior to the date of execution of this Agreement; that he will not induce, encourage, solicit or assist any other person or entity to file or pursue any proceeding of any kind against the Company Releasees or voluntarily appear or invite a subpoena to testify in any such legal proceeding; and that, if any such agency or court ever assumes jurisdiction over any such lawsuit, claim, charge or complaint and/or purports to bring any legal proceeding, in whole or in part, on behalf of the Executive based upon events occurring prior to the execution of this Agreement, the Executive will request such agency or court to withdraw from and/or to dismiss the lawsuit, claim, charge or complaint with prejudice. [IF AGE 40 OR OVER ON TERMINATION DATE: This
Section 17 shall not prohibit the Executive from challenging the validity of the ADEA release in Section 14 of this Agreement.] It shall not be a breach of this
Section 17 for Executive to testify truthfully in any judicial or administrative proceeding.

          18. Confidential and Proprietary Information. The Executive acknowledges that certain information, observations and data obtained by him during the course of or related to his employment with the Company and its Related Entities (including, without limitation, information concerning the legal strategies of the Company and its Related Entities, projection programs, business plans, business matrix programs (i.e., measurement of business), strategic financial projections, certain financial information, shareholder information, product design information, marketing plans or proposals, personnel information, customer lists and other customer information) are the sole property of the Company and its Related Entities and constitute Confidential Information as defined in Section 6 of the Employment Agreement. The Executive represents and warrants that he has returned all files, customer lists, financial information and other property of the Company and its Related Entities that were in the Executive's possession or control without retaining copies thereof. The Executive further represents and warrants that he does not have in his possession or control any files, customer lists, financial information or other property of the Company and its Related Entities. In addition to his promises in Section 6 of the Employment Agreement, the Executive agrees that he will not disclose to any person or use any such information, observations or data without the written consent of the Chief Executive Officer or Board of Directors of the Company. If the Executive is served with a deposition subpoena or other legal process calling for the disclosure of such information, or if he is contacted by any third person requesting such information, he will notify the Company's Chief Executive Officer as soon as is reasonably practicable after receiving notice and will cooperate with the Company and its Related Entities in minimizing the disclosure thereof.

          19. Remedies. The Executive acknowledges that any unfair competition or misuse of trade secret or Confidential Information belonging to the Company and its Related Entities, or any violation of Section 6 of the Employment Agreement, and any violation of Sections 16 and 18 of this Agreement, will result in irreparable harm to the Company and its Related Entities, and therefore, the Company and its Related Entities shall, in addition to any other remedies, be entitled to immediate injunctive relief. To the extent there is any conflict between Section 6 of the Employment Agreement and this Section 19, the provision providing the greatest protection to the Company and its Related Entities shall control. In addition, in the event of a breach of any provision of this Agreement by the Executive, including Sections 16 and 18, the Executive shall forfeit, and the Company and its Related Entities may cease paying, any unpaid installments of the Severance Payment under Section 6 and payments for continuation coverage under COBRA under Section 5, above, and the Company and its Related Entities shall, without excluding other remedies available to them, be entitled to an award in the amount of all COBRA continuation coverage payments and installments of the Severance Payment made by the Company to the Executive.

          20. Cooperation Clause.

               (a) To facilitate the orderly conduct of the Company and its Related Entities' businesses, for the Severance Period, the Executive agrees to cooperate, at no charge, with the Company and its Related Entities' reasonable requests for information or assistance related to the time of his employment.

               (b) For the Severance Period, the Executive agrees to cooperate, at no charge, with the Company's and its Related Entities' and its or their counsel's reasonable requests for information or assistance related to (i) any investigations (including internal investigations) and audits of the Company and its Related Entities' management's current and past conduct and business and accounting practices and (ii) the Company and its Related Entities' defense of, or other participation in, any administrative, judicial, or other proceeding arising from any charge, complaint or other action which has been or may be filed relating to the period during which the Executive was engaged in employment with the Company and its Related Entities. Except as required by law or authorized in advance by the Board of Directors of the Company, the Executive will not communicate, directly or indirectly, with any third party, including any person or representative of any group of people or entity who is suing or has indicated that a legal action against the Company and its Related Entities or any of their directors or officers is being contemplated, concerning the management or governance of the Company and its Related Entities, the operations of the Company and its Related Entities, the legal positions taken by the Company and its Related Entities, or the financial status of the Company and its Related Entities. If asked about any such individuals or matters, the Executive shall say:

"I have no comment," and shall direct the inquirer to the Company. The Executive acknowledges that any violation of this Section 20 will result in irreparable harm to the Company and its Related Entities and will give rise to an immediate action by the Company and its Related Entities for injunctive relief.

          21. No Future Employment. The Executive understands that his employment with the Company and its Related Entities will irrevocably end as of the Termination Date and will not be resumed at any time in the future. The Executive agrees that he will not apply for, seek or accept employment by the Company and its Related Entities at any time, unless invited to do so by the Company and its Related Entities.

          22. Non-disparagement. The Executive agrees not to disparage or otherwise publish or communicate derogatory statements about the Company and its Related Entities and any director, officer or manager and/or the products and services of these entities to any third party. It shall not be a breach of this
Section 22 for the Executive to testify truthfully in any judicial or administrative proceeding, or to make factually accurate statements in legal or public filings.

          23. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws.

          24. Arbitration. The parties hereto agree that any future dispute of any nature whatsoever between them, including, but not limited to, any claims of statutory violations, contract or tort claims, or claims regarding any aspect of this Agreement, its formation, validity, interpretation, effect, performance or breach, or any act which allegedly has or would violate any provision of this Agreement ("Arbitrable Dispute") will be submitted to arbitration in Orange County, California, unless the parties agree to another location, before an experienced employment arbitrator licensed to practice law in California and selected in accordance with the rules of Judicial Arbitration and Mediation Services, Inc. ("JAMS"), unless the parties agree to a different arbitrator, as the exclusive remedy for any such Arbitrable Dispute. Should any party to this Agreement hereafter institute any legal action or administrative proceeding against the other with respect to any claim waived by this Agreement or pursue any Arbitrable Dispute by any method other than said arbitration, the responding party shall be entitled to recover from the initiating party all damages, costs, expenses and attorneys' fees incurred as a result of such action. This Section 24 shall not restrict actions for equitable relief by the Company for violation of Sections 16, 18 and 20 of this Agreement.

          25. Attorneys' Fees. Except as otherwise provided herein, in any arbitration or other proceeding between the parties arising out of or in relation to this Agreement, including any purported breach of this Agreement, the prevailing party shall be entitled to an award of its costs and expenses, including reasonable attorneys' fees.

          26. Non-Admission of Liability. The parties understand and agree that neither the payment of any sum of money nor the execution of this Agreement by the parties will constitute or be construed as an admission of any wrongdoing or liability whatsoever by any party.

          27. Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law.

          28. Entire Agreement. This Agreement, together with the attachments hereto, represents the sole and entire agreement among the parties and, except as expressly stated herein, supersedes all prior agreements, negotiations and discussions among the parties with respect to the subject matters contained herein.

          29. Waiver. No waiver by any party hereto at any time of any breach of, or compliance with, any condition or provision of this Agreement to be performed by any other party hereto may be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time.

          30. Amendment. This Agreement may be modified or amended only if such modification or amendment is agreed to in writing and signed by duly authorized representatives of the parties hereto, which writing expressly states the intent of the parties to modify this Agreement.

          31. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original as against any party that has signed it, but all of which together will constitute one and the same instrument.

          32. Assignment. This Agreement inures to the benefit of and is binding upon the Company and its successors and assigns, but the Executive's rights under this Agreement are not assignable, except to his estate.

          33. Notice. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered; (b) if sent by telecopy or facsimile (except for legal process); or (c) if mailed by overnight or by first class, certified or registered mail, postage prepaid, return receipt requested, and properly addressed as follows:

     If to the Executive: Erik A. Lopez, Sr.
                          600 Anton Boulevard, Suite 2000
                          Costa Mesa, California 92626
                          Fax: (714) 481-6589

     If to the Company:   Commerce Energy Group, Inc
                          600 Anton Boulevard, Suite 2000
                          Costa Mesa, California 92626
                          Attn: Chief Executive Officer
                          Fax: (714) 481-6567

Such addresses may be changed, from time to time, by means of a notice given in the manner provided above. Notice will conclusively be deemed to have been given when personally delivered (including, but not limited to, by messenger or courier); or if given by mail, on the third day after being sent by first class, certified or registered mail; or if given by Federal Express or other similar overnight service, on the date of delivery; or if given by telecopy or facsimile machine during normal business hours on a business day, when confirmation of transmission is indicated by the sender's machine; or if given by telecopy or facsimile machine at any time other than during normal business hours on a business day, the first business day following when confirmation of transmission is indicated by the sender's machine. Notices, requests, demands and other communications delivered to legal counsel of any party hereto, whether or not such counsel shall consist of in-house or outside counsel, shall not constitute duly given notice to any party hereto.

          34. Miscellaneous Provisions.

               (a) The parties represent that they have read this Agreement and fully understand all of its terms; that they have conferred with their attorneys, or have knowingly and voluntarily chosen not to confer with their attorneys about this Agreement; that they have executed this Agreement without coercion or duress of any kind; and that they understand any rights that they have or may have and sign this Agreement with full knowledge of any such rights.

               (b) Both parties have participated in the drafting of this Agreement with the assistance of counsel to the extent they desired. The language in all parts of this Agreement must be in all cases construed simply according to its fair meaning and not strictly for or against any party. Whenever the context requires, all words used in the singular must be construed to have been used in the plural, and vice versa, and each gender must include any other gender. The captions of the Sections of this Agreement are for convenience only and must not affect the construction or interpretation of any of the provision herein.

               (c) Each provision of this Agreement to be performed by a party hereto is both a covenant and condition, and is a material consideration for the other party's performance hereunder, and any breach thereof by the party will be a material default hereunder. All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement are cumulative and no one of them is exclusive of any other. Time is of the essence in the performance of this Agreement.

               (d) Each party acknowledges that no representation, statement or promise made by any other party, or by the agent or attorney of any other party, except for those in this Agreement, has been relied on by him or it in entering into this Agreement.

               (e) Each party understands that the facts with respect to which this Agreement is entered into may be materially different from those the parties now believe to be true. Except in the case where the existence of any additional or different facts constitutes the breach of a representation or warranty, each party accepts and assumes this risk and agrees that this Agreement and the releases in it shall remain in full force and effect, and legally binding, notwithstanding the discovery or existence of any additional or different facts, or of any claims with respect to those facts.

               (f) Unless expressly set forth otherwise, all references herein to a "day" are deemed to be a reference to a calendar day. All references to "business day" mean any day of the year other than a Saturday, Sunday or a public or bank holiday in Orange County, California. Unless expressly stated otherwise, cross-references herein refer to provisions within this Agreement and are not references to the overall transaction or to any other document.

               (g) Each party to this Agreement will cooperate fully in the execution of any and all other documents and in the completion of any additional actions that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement.

     EACH OF THE PARTIES ACKNOWLEDGES THAT HE/IT HAS READ THIS AGREEMENT, UNDERSTANDS IT AND IS VOLUNTARILY ENTERING INTO IT, AND THAT IT INCLUDES A WAIVER OF THE RIGHT TO A TRIAL BY JURY, AND, WITH RESPECT TO THE EXECUTIVE, HE UNDERSTANDS THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates indicated below.

"EXECUTIVE"


                                        ----------------------------------------
                                        ERIK A. LOPEZ, SR.

                                        Dated: ___________, 20__



"COMPANY"                               COMMERCE ENERGY GROUP, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Printed Name:
                                                      --------------------------
                                        Title:
                                               ---------------------------------
                                        Dated: ___________, 20__

                                    EXHIBIT A

                              EMPLOYMENT AGREEMENT

                    [The Employment Agreement by and between
               Commerce Energy Group, Inc. and Erik A. Lopez, Sr.,
             dated as of March 26, 2007 (the "Employment Agreement")
         is the principal agreement to this set of exhibits of which the
             Separation and General Release Agreement is Exhibit C.
       That Agreement, in turn, refers back to the Employment Agreement.]

                                    EXHIBIT B

                            INDEMNIFICATION AGREEMENT

                    [A copy of the Indemnification Agreement
                       dated March 26, 2007 by and between
               Commerce Energy Group, Inc. and Erik A. Lopez, Sr.
              is attached as Exhibit D to the Employment Agreement
                   by and between Commerce Energy Group, Inc.
               and Erik A. Lopez, Sr. dated as of March 26, 2007.]

                                    EXHIBIT D

                            INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (this "Agreement") is made and entered into as of March 26, 2007, by and between Commerce Energy Group, Inc., a Delaware corporation (the "Corporation"), and Erik A. Lopez, Sr., an individual ("Indemnitee").

                                    Recitals

     A. Indemnitee performs a valuable service to the Corporation in his capacity as an officer of the Corporation.

     B. The Amended and Restated Certificate of Incorporation (the "Certificate") and the Bylaws (the "Bylaws") of the Corporation provide for the indemnification of the officers and directors of the Corporation as authorized by the Delaware General Corporation Law, as amended (the "DGCL").

     C. The Certificate, the Bylaws and the DGCL, by their non-exclusive nature, permit contracts between the Corporation and its directors, officers, employees and other agents with respect to indemnification of such persons.

     D. In accordance with the authorization provided by the Certificate, the Bylaws and the DGCL, the Corporation is entitled to purchase a policy or policies of directors' and officers' liability insurance covering certain liabilities which may be incurred by its directors and officers in the performance of their duties to the Corporation.

     E. As a result of developments affecting the terms, scope and availability of such insurance, there exists general uncertainty as to the extent of protection afforded such persons by such Insurance and by statutory and bylaw indemnification provisions.

     F. In order to induce Indemnitee to continue to serve as an officer of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Indemnitee.

                                    Agreement

     1. Indemnity of Indemnitee. The Corporation shall hold harmless, indemnify and advance expenses to Indemnitee as provided in this Agreement and to the fullest extent authorized, permitted or required by the provisions of the Certificate, the Bylaws and the DGCL, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than were permitted by the Certificate, the Bylaws or the DGCL prior to adoption of such amendment); provided, however, that the Corporation shall not indemnify Indemnitee in connection with any proceeding, (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding, was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the DGCL, or (iv) the proceeding is initiated with respect to a proceeding to enforce rights to indemnification pursuant to Section 8 hereof. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement.

     2. Additional Indemnity. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 3 hereof, the Corporation hereby further agrees to hold harmless and indemnify Indemnitee:

          (a) Against all liabilities, losses, expenses (including attorney's fees), judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement actually and reasonably incurred or suffered by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which he is a party or a witness, by reason of the fact that Indemnitee is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent.

          (b) Otherwise to the fullest extent as may be provided to Indemnitee by the Corporation under the non-exclusivity provisions of the DGCL.

     3. Limitations on Additional Indemnity. No indemnity pursuant to Section 2 hereof shall be paid by the Corporation:

          (a) On account of any claim against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

          (b) On account of Indemnitee's conduct that was knowingly fraudulent or deliberately dishonest, or that constituted willful misconduct;

          (c) On account of, or attributable to, Indemnitee's conduct that constituted a breach of Indemnitee's duty of loyalty to the Corporation, a breach of Indemnitee's duties of professional responsibility to the Corporation by accepting any subsequent employment as an attorney for any person, firm or entity that is adverse to the Corporation, as this term is used in the rules of professional conduct governing attorneys licensed to practice in California, unless the Corporation has consented to such employment in advance, or resulted in any personal profit or advantage to which Indemnitee was not legally entitled;

          (d) For which payment has actually been made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

          (e) The payment of which by the Corporation under this Agreement is not permitted by applicable law;

          (f) If indemnification is not lawful (and, in this respect, both the Corporation and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication) or is prohibited by any applicable state securities laws with respect to any violation of applicable federal or state securities laws; or

          (g) In connection with any proceeding, (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding, was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the DGCL, or (iv) the proceeding is initiated pursuant to Section 8 hereof.

     4. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, employee or other agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrative, administrative or investigative, by reason of the fact that Indemnitee was (i) a director of the Corporation or (ii) serving in any other capacity referred to herein, and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

     5. Partial Indemnification. Indemnitee shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 2 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

     6. Notification and Defense of Claim. Not later than thirty (30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereto is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Corporation of the commencement thereof

          (a) The Corporation will be entitled to participate therein at its own expense;

          (b) Except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Indemnitee shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action, or
(iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

          (c) The Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent which may be given or withheld in Indemnitee's sole discretion.

     7. Expenses. The Corporation shall pay the expenses incurred by Indemnitee in defending any proceeding in advance of its final disposition, provided that, to the extent required by the DGCL, the payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by Indemnitee to repay all amounts advanced if it should be ultimately determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified under this Agreement or otherwise.

     8. Enforcement. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee only in the Chancery Court of the State of Delaware if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within sixty (60) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under
Section 2 hereof (other than an action brought to enforce a claim for advancement of expenses pursuant to Section 7 hereof, provided that the required undertaking has been tendered to the Corporation) that Indemnitee is not entitled to indemnification because of the limitations set forth in Section 3 hereof, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or its shareholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its shareholders) that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

     9. Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

     10. Non Exclusivity of Rights. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Certificate, the Bylaws, agreement, vote of shareholders or directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

     11. Survival of Rights.

          (a) The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

          (b) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

     12. Severability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Indemnitee to the fullest extent provided by the Certificate, the Bylaws, the DGCL or any other applicable law.

     13. Consent to Jurisdiction. The Corporation and Indemnitee each hereby irrevocably consent to the jurisdiction of the Court of the State of Delaware for all purposes in connection with any action or proceeding, which arises out of or relates to this Agreement, and agree that any action instituted under this Agreement shall be brought only in the Chancery Courts of the State of Delaware.

     14. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

     15. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

     16. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

     17. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

     18. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such notice or other communication shall have been directed, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

          (a)  If to Indemnitee, to:

               Erik A. Lopez, Sr.
               600 Anton Boulevard, Suite 2000
               Costa Mesa, CA 92626

          (b)  If to the Corporation, to:

               Commerce Energy Group, Inc.
               600 Anton Boulevard, Suite 2000
               Costa Mesa, CA 92626
               Attn: Chief Executive Officer

or to such other address(es) as may have been furnished to/by Indemnitee to/by the Corporation.

IN WITNESS WHEREOF, the parties hereto have duly executed this Indemnification Agreement as of the day and year first above written.


"Indemnitee"
                                        ----------------------------------------
                                        Erik A. Lopez, Sr.


"Corporation"                           COMMERCE ENERGY GROUP, INC., a Delaware
                                        corporation


                                        By:
                                            ------------------------------------
                                        Name: Steven S. Boss
                                        Title: Chief Executive Officer